[LOGO]                        PBHG FUNDS PROSPECTUS
                  JULY 28, 2004 (as revised September 13, 2004)

                               (PBHG CLASS SHARES)

Growth Funds
PBHG Emerging Growth Fund
PBHG Growth Fund
PBHG Large Cap 20 Fund
PBHG Large Cap Growth Fund
PBHG Select Growth Fund
PBHG Strategic Small Company Fund

Blend Funds
Analytic Disciplined Equity Fund
PBHG Focused Fund
PBHG Large Cap Fund
PBHG Mid-Cap Fund
PBHG Small Cap Fund

Value Funds
Clipper Focus Fund
TS&W Small Cap Value Fund

Specialty Funds
Heitman REIT Fund
PBHG Technology & Communications Fund

Fixed-Income Funds
Dwight Intermediate Fixed Income Fund
PBHG IRA Capital Preservation Fund

Money Market Fund
PBHG Cash Reserves Fund

The Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

PBHG Pro -- 9/04

                                   PBHG FUNDS
                                  (PBHG Class)
                  Prospectus Supplement Dated August 16, 2004
                       to Prospectus dated July 28, 2004

This Supplement supercedes the Supplement dated August 9, 2004 and updates certain information contained in the currently effective prospectuses for the PBHG Class of the PBHG Funds. You should retain your Prospectus and all Supplements for future reference. You may obtain an additional copy of a Prospectus, as supplemented, free of charge, by calling 1-800-433-0051.

 The
following replaces in its entirety the information describing the PBHG IRA Capital Preservation Fund ("IRA Fund") beginning on page 79 of the Prospectus.

PROPOSED CHANGE TO IRA FUND

On August 6, 2004, the Board of Trustees determined to seek shareholder approval to change the investment goal of the IRA Fund into a fund which seeks to provide high income while managing its portfolio in a manner consistent with maintaining a relatively high degree of stability of shareholders' capital. This investment goal will be sought by investing mainly in high quality bonds with short remaining maturities. (The IRA Fund's new investment goal, strategies, policies, risks and expenses are described in more detail below). Effective upon shareholder approval of the change in investment goal the Board will rename the IRA Fund the Dwight Short Term Fixed Income Fund ("Short-Term Fund").

The Board has also determined to suspend the sale of IRA Fund shares to new accounts until after the shareholder meeting. Current shareholders will continue to be permitted to purchase shares of the Fund. The Board has also determined to eliminate the 2% redemption fee on redemptions made within one year of purchase. If shareholders approve the change in the investment goal, on or after October 1, 2004 the Board will institute a transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. This new tranaction fee is indentical to the fee charged on the other PBHG Fund portfolios.

           Reasons for Change

The Board has taken these actions and will recommend that the shareholders approve the change in investment goal based upon the Board's assessment of the long-term ability of the IRA Fund to achieve its investment goal in light of current regulatory uncertainty regarding the valuation methodology of wrapper agreements by mutual funds, the potential future lack of availability to mutual funds of wrapper agreements on economically viable terms necessary for the IRA Fund's investment strategy and the current rising interest rate environment. The Board believes these actions are in the best interest of the shareholders and will help better ensure that the IRA Fund is able to maintain a stable net asset value until these proposals can be considered by shareholders.

As disclosed in the IRA Fund's registration statement and most recent annual report, the U.S. Securities and Exchange Commission ("SEC") has inquired of registered "stable value" mutual funds, including the IRA Fund, as to the methodology used by such mutual funds to value their wrapper agreements. The SEC has not issued any public statement regarding the results of its inquiry or any conclusions that it may have reached, nor indicated when, if at all, such a statement may be issued. It is possible that the SEC's conclusions could require stable value mutual funds to cease using the types of wrapper agreements commonly used today by such mutual funds and purchase substantially restructured wrapper agreements the terms of which cannot be assessed at this time and may not be available in the market place. The IRA Fund's advisers have informed the Board that substantially restructured wrapper agreements are unlikely to be available in a manner and at a cost which would allow the IRA Fund to achieve its investment goal in an economically viable manner.

Interest rates have risen over the last several months and that general trend is expected to continue for the next several months. The Board considered the fact that the IRA Fund's potential inability to continue valuing its wrapper agreements under the current methodology or to obtain substantially restructured wrapper agreements in such an environment could have potentially adverse consequences to shareholders. Accordingly, the Board has taken the actions described at this time to prevent the possibility of such an occurrence.

More
details about the proposed change in investment goal will be contained in a proxy statement which management anticipates will be sent to shareholders of record within the next 30 days.

INTERIM INVESTMENT ACTIVITIES

During the period August 10, 2004 through the date of shareholder approval of the new investment goal, which is anticipated to occur at the shareholder meeting to be held on October 1, 2004 ("Interim Period"), the IRA Fund will seek to continue to provide a stable net asset value of $10 per share by investing in short-term fixed income instruments with less than 60 days to maturity. As a result, the dividend rate during the Interim Period is expected to be less than recent dividend rates during the first seven months of 2004. During the Interim Period, the Adviser has undertaken to waive the entire amount of its investment advisory fee. While the IRA Fund will attempt during this Interim Period to provide a stable net asset value of $10 per share, there can be no assurance that the net asset value per share might not fluctuate. After the end of this Interim Period, the Short-Term Fund intends to begin investing in fixed income instruments with greater than 60 days to maturity.

DWIGHT SHORT TERM FIXED INCOME FUND

The following describes the main investment strategies, risks and anticipated expenses of the Short-Term Fund effective upon approval of shareholders. Investors should note that after the Interim Period the Short-Term Fund's net asset value per share is expected to fluctuate. The Adviser has undertaken to reduce its investment advisory fee charge to the Fund to 0.40% on an annualized basis effective after shareholder approval of the proposed change to the IRA Fund's investment goal. The Fee and Expense table below reflects the new estimated advisory fee and expenses.

           Main Investment Strategies

Under normal circumstances, the Short-Term Fund will invest at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high quality fixed income obligations. The Short-Term Fund normally will invest at least 80% of total assets in two types of fixed income obligations: U.S. government securities (including those issued by agencies and instrumentalities) and debt securities in the highest grade of credit quality rated (such as those rated AAA by S&P or Aaa by Moody's) or deemed equivalent by the subadviser. The Short-Term Fund could invest up to 20% of its total assets in fixed income obligations of the second, third and fourth credit grades, which are still considered investment-grade. It can not buy any junk bonds, and with respect to bonds that were investment grade when purchased, but are subsequently downgraded to junk bond status, the Fund will promptly seek to sell such bonds in an orderly fashion.

The Short-Term Fund can buy many types of income-producing securities, among them corporate bonds, mortgage- and asset-backed securities, and U.S. government and agency bonds. Generally, most are from U.S. issuers, but dollar denominated bonds of foreign issuers are permitted. Mortgage- and asset-backed securities may represent a substantial portion of the Short-Term Fund's assets, because of their potential to offer high yields while also meeting the Short-Term Fund's quality policies.

Although the managers may adjust the Short-Term Fund's dollar-weighted average maturity (the effective maturity of the fund's portfolio), they will normally keep it at three years or less.

In deciding which types of securities to buy and sell, the portfolio managers typically weigh a number of factors against each other, including economic outlooks and possible interest rate movements and changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers' creditworthiness.

           Main Investment Risks

There are several risk factors that could reduce the yield you receive from the Short-Term Fund, cause you to lose money or cause the Short-Term Fund's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the Short-Term Fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the Short-Term Fund may prepay principal earlier than scheduled, forcing the Short-Term Fund to reinvest in lower yielding securities. Prepayment may reduce the Short-Term Fund's income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the Short-Term Fund's effective duration and reducing the value of the security. Because the Short-Term Fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. In purchasing bonds, the Short-Term Fund faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the bond market that reduces the overall level of securities prices in the markets. Developments in a particular class of bonds or the stock market could also adversely affect the Short-Term Fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the Short-Term Fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Although the Short-Term Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Short-Term Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

           Performance Information

Prior to August 9, 2004, the IRA Fund was invested in a combination of short and intermediate term fixed income securities and wrapper agreements issued by financial institutions intended to stabilize the NAV per share of the IRA Fund. Since that date, the IRA Fund has ceased to use wrapper agreements and has concentrated its investments in short-term fixed income instruments. Also, prior to January 11, 2002, the PBHG Class shares of the IRA Fund were known as the Institutional Class shares of the IRA Capital Preservation Portfolio, a series of UAM Funds Trust. On January 11, 2002, the IRA Fund acquired the assets of the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was managed by Dwight Asset Management Company, the IRA Fund's and the Short-Term Fund's sub-adviser.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the IRA Fund. The bar chart shows you how the IRA Fund's performance has varied from year to year. The performance table compares the IRA Fund's performance over time to that of the Ryan 5-Year GIC Master Index, an unmanaged index of GIC contracts held for five years with an arithmetic mean of market rates of $1 million. The Ryan Index is representative of the returns' stability provided by the IRA Fund's wrapper agreements. Performance is also shown for the Lipper Money Market Funds Average which represents the average performance of all mutual funds classified by Lipper, Inc. in the money market category. Both the chart and the table assume reinvestment of dividends and distributions. Of course, because of the change in investment goal and strategies, the IRA Fund's past performance does not indicate how the Short-Term Fund will perform in the future
..
                             CALENDAR YEAR RETURN*

[CHART]
2000 6.78%
2001 6.05%
2002 4.57%
2003 3.54%

The IRA Fund's year-to-date return for PBHG Class shares as of 6/30/04 was 1.54%.

Best Quarter: Q3 2000 1.74%
Worst Quarter Q3 2003 0.83%

Average Annual Total Returns as of 12/31/03

                                                                         Since
                                                         Past 1        Inception
                                                          Year         (8/31/99)
IRA Capital Preservation Fund* --
     PBHG Class                                           3.54%          5.35%
Ryan 5-Year GIC Master Index
  (Reflects No Deduction for
   Fees, Expenses or Taxes)                               5.77%          6.32%
Lipper Money Market Funds Average
  (Reflects No Deduction for
   Fees, Expenses or Taxes)                               0.44%          2.80%

* Data includes performance of the IRA Fund's predecessor, whose inception date was August 31, 1999. Fees and Expenses

Effective August 9, 2004, the IRA Fund has eliminated the Redemption Fee which was previously charged on redemptions of shares held less than one year. In addition, the Management Fees have been reduced and the Other Expenses have been reduced including the termination of wrapper premium expenses. The table below reflects the anticipated expenses of the Short-Term Fund.

--------------------------------------------------------------------------------
Fees and Expenses Table                                               PBHG Class
--------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------
Redemption/Exchange Fee (As a percentage
 of Amount Redeemed or Exchanged)                                       2.00%(1)
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) Management Fees           0.40%
Distribution and/or Service (12b-1) Fees                          Not Applicable
--------------------------------------------------------------------------------
Other Expenses                                                          0.47%(3)
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                         0.87%(2)
Fee Waiver and/or Expense Reimbursement                                 0.12%
--------------------------------------------------------------------------------
Net Expenses                                                            0.75%

1. To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

2. Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Short-Term Fund and to pay certain expenses of the Short-Term Fund to the extent necessary to ensure that the total annual operating expenses of PBHG Class shares of the Short-Term Fund (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 0.75%. Absent this fee waiver, these are the expenses you should expect to pay as an investor in PBHG Class shares of the Short-Term Fund for the fiscal year ending March 31, 2005.

3. For the fiscal year ended March 31, 2004, the Short-Term Fund incurred legal, printing and audit expenses of approximately 0.01% relating to the SEC and NYAG examinations discussed on page 111 in the Prospectus. The Adviser agreed to pay these expenses on behalf of the Short-Term Fund. While these expenses are not reflected in the anticipated Other Expenses of the Short-Term Fund, there may be similar expenses in the future.

Example

This example is intended to help you compare the cost of investing in the Short-Term Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Short-Term Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Short-Term Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.


Your Cost Over

                   1 Year        2 Years      3 Years      4 Years      5 Years
PBHG Class          $77           $169          $266        $366          $470

                   6 Years       7 Years      8 Years      9 Years     10 Years
PBHG Class         $579           $693          $811        $934        $1,061

An Introduction to the PBHG Funds(R)and this Prospectus

PBHG Funds is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities, called Funds. This Prospectus offers PBHG Class Shares of each Fund listed on the cover.

Each Fund has its own investment goal and strategies for reaching that goal. Before investing, make sure the Fund's goal matches your own.

PBHG Cash Reserves Fund is designed for conservative investors who want to receive current income from their investments. This Fund may be suitable for investors who require stability of principal or who are pursuing a short-term investment goal, such as investing emergency reserves.

Other PBHG Funds are generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These other Funds may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. These other Funds also may not be suitable for investors who require regular income (except for the Dwight Intermediate Fixed Income Fund and the IRA Capital Preservation Fund).

INVESTMENT ADVISER

Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") is the investment adviser for each Fund. Pilgrim Baxter has retained sub-advisers to assist in managing certain Funds. For information about the sub-advisers (including abbreviations used throughout this prospectus), see page 113 of this Prospectus.

This Prospectus contains important information you should know before investing in any Fund and as a shareholder in a Fund. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Funds, please refer to the back cover of this Prospectus.

                                TABLE OF CONTENTS

FUND SUMMARIES                                                             PAGE

PBHG Emerging Growth Fund.................................................3
PBHG Growth Fund..........................................................7
PBHG Large Cap 20 Fund....................................................11
PBHG Large Cap Growth Fund................................................16
PBHG Select Growth Fund...................................................20
PBHG Strategic Small Company Fund.........................................24
Analytic Disciplined Equity Fund
 (formerly known as PBHG Disciplined Equity Fund) ........................29
PBHG Focused Fund.........................................................34
PBHG Large Cap Fund.......................................................39
PBHG Mid-Cap Fund.........................................................44
PBHG Small Cap Fund.......................................................49
Clipper Focus Fund
 (formerly known as PBHG Clipper Focus Fund)..............................54
TS&W Small Cap Value Fund
 (formerly known as PBHG Small Cap Value Fund)............................59
Heitman REIT Fund
  (formerly known as PBHG REIT Fund)......................................64
PBHG Technology & Communications Fund.....................................70
Dwight Intermediate Fixed Income Fund
 (formerly known as PBHG Intermediate Fixed Income Fund)..................75
PBHG IRA Capital Preservation Fund........................................79
PBHG Cash Reserves Fund...................................................86
Related Performance Information for Dwight................................90
More About the Funds
    Our Investment Strategies.............................................91
    Risks and Returns.....................................................95
The Investment Adviser & Sub-Advisers.....................................
The Investment Adviser....................................................111
    Pilgrim Baxter & Associates, Ltd......................................
The Sub-Advisers..........................................................113
   Pacific Financial Research, Inc........................................
   Analytic Investors, Inc................................................
   Heitman Real Estate Securities LLC.....................................
   Dwight Asset Management Company........................................
   Wellington Management Company, LLP.....................................
   Thompson, Siegel & Walmsley............................................
The Portfolio Managers....................................................115
Your Investment...........................................................
Policy Regarding Excessive or Short-Term Trading..........................118
Valuing Portfolio Securities..............................................121
Pricing Fund Shares-Net Asset Value (NAV).................................121
Buying Shares.............................................................122
Selling Shares............................................................124
General Policies..........................................................126
Distribution and taxes....................................................130
Financial Highlights......................................................132

PBHG EMERGING GROWTH FUND

GOAL
The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the Russell 2000(R) Growth Index had market capitalizations between $77 million and $1.9 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole, as measured by the S&P 500 Index. The size of the companies in the Russell 2000(R) Growth Index will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes small sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

[CHART]
   1994     23.78%
   1995     48.45%
   1996     17.08%
   1997     -3.67%
   1998      3.00%
   1999     48.34%
   2000    -25.22%
   2001    -32.56%
   2002    -47.60%
   2003     56.62%

The Fund's year-to-date return as of 6/30/04 was -5.56%

BEST QUARTER:            Q4 1999          45.85%
WORST QUARTER:           Q3 2001         -34.44%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                               Past         Past          Past
                                              1 Year      5 Years       10 Years
Emerging Growth Fund --
         PBHG Class
         Before Taxes                         56.62%       -9.29%         2.74%
Emerging Growth Fund--
         PBHG Class
         After Taxes on Distributions         56.62%       -9.84%         2.15%
Emerging Growth Fund--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares*             36.80%       -7.65%         2.25%
Russell 2000(R)Growth Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)             48.54%        0.86%         5.43%


* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE
                                                                  PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                    2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                      0.85%
Distribution and/or Service (12b-1) Fees                          Not Applicable
Other Expenses                                                       0.56% (2)
Total Annual Operating Expenses                                      1.41% (2)

    (1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

    (2) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.55% and 1.40%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $144        $292        $446         $606         $771



                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $942        $1,120      $1,303       $1,494        $1,691

PBHG GROWTH FUND

GOAL
The Fund seeks to provide investors with capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its assets in growth securities, such as common stocks, of small and medium sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell Midcap(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the companies in the Russell Midcap(R) Growth Index had market capitalizations between $7 million and $13.3 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. The size of companies in the Russell Midcap(R) Growth Index will change with market conditions and the composition of that index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS
The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes small and medium sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell Midcap(R) Growth Index, an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with greater than average growth characteristics, and the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

[CHART]
   1994         4.75%
   1995        50.35%
   1996         9.82%
   1997        -3.35%
   1998         0.59%
   1999        92.45%
   2000       -22.99%
   2001       -34.53%
   2002       -30.35%
   2003        25.60%

The Fund's year-to-date return as of 6/30/04 was 3.03%
BEST QUARTER:             Q4 1999          64.55%
WORST QUARTER:            Q4 2000         -32.58%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03
The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                            Past    Past        Past
                                           1 Year  5 Years    10 Years
Growth Fund --
         PBHG Class
         Before Taxes                      25.60%   -3.23%     3.62%
Growth Fund--
         PBHG Class
         After Taxes on Distributions      25.60%   -4.01%     3.20%
Growth Fund--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares*          16.64%   -2.54%     3.25%
Russell Midcap(R)Growth Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)          42.71%    2.01%     9.40%
Russell 2000(R)Growth Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)          48.54%    0.86%     5.43%

NOTE: THE INCEPTION DATE OF THE PBHG CLASS OF THE GROWTH FUND WAS
      DECEMBER 19, 1985.

* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE
                                                                PBHG CLASS
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.85%
Distribution and/or Service (12b-1) Fees                      Not Applicable
Other Expenses                                                     0.54% (2)
Total Annual Operating Expenses                                    1.39% (2)

    (1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

    (2) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.53% and 1.38%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $142        $288        $440         $597         $761

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $929        $1,105      $1,286       $1,474        $1,669

PBHG LARGE CAP 20 FUND

GOAL
The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in growth securities, such as common stocks, of no more than 20 large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the Russell 1000(R) Growth Index had market capitalizations between $7 million and $337.7 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.
The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values, and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

[CHART]
   1997        32.96%
   1998        67.83%
   1999       102.94%
   2000       -22.08%
   2001       -35.36%
   2002       -31.43%
   2003        32.95%

The Fund's year-to-date return as of 6/30/04 was 6.94%

BEST QUARTER:             Q4 1999          75.65%
WORST QUARTER:            Q4 2000         -33.11%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03
The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                     Since
                                            Past       Past        Inception
                                           1 Year    5 Years      (11/29/96)
Large Cap 20 Fund --
         PBHG Class
         Before Taxes                      32.95%     -1.40%        10.63%
Large Cap 20 Fund--
         PBHG Class
         After Taxes on Distributions      32.95%     -2.92%         9.36%
Large Cap 20 Fund--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares**         21.41%     -1.28%         9.27%
Russell 1000(R) Growth Index*
         (Reflects No Deduction for
         Fees, Expenses or Taxes)          29.75%     -5.11%         4.49%
S&P 500 Index*
         (Reflects No Deduction for
         Fees, Expenses or Taxes)          28.69%     -0.57%         7.17%

* The since inception returns for the Russell 1000(R) Growth Index and the S&P 500 Index were calculated as of November 30, 1996.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE
                                                                  PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.85%
Distribution and/or Service (12b-1) Fees                         Not Applicable
Other Expenses                                                     0.62% (3)
Total Annual Operating Expenses                                    1.47% (2) (3)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Large Cap 20 Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.61% and 1.46%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $150        $304        $465         $631         $803

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $981        $1,165      $1,356       $1,553       $1,757

PBHG LARGE CAP GROWTH FUND

GOAL
The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the Russell 1000(R) Growth Index had market capitalizations between $7 million and $337.7 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in financial markets, the company's individual situation or industry changes. While the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with growth investing because large company securities tend to be less volatile than smaller company securities.
Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

[CHART]
   1996        23.40%
   1997        22.36%
   1998        30.42%
   1999        67.06%
   2000        -0.18%
   2001       -28.52%
   2002       -28.80%
   2003        30.25%

The Fund's year-to-date return as of 6/30/04 was 4.77%

BEST QUARTER:             Q4 1999          59.55%
WORST QUARTER:            Q4 2000         -22.74%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03
The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                    Since
                                           Past        Past       Inception
                                          1 Year      5 Years     (4/5/95)
Large Cap Growth Fund --
         PBHG Class
         Before Taxes                     30.25%       2.03%       13.02%
Large Cap Growth Fund--
         PBHG  Class
         After Taxes on Distributions     30.25%       0.65%       11.79%
Large Cap Growth Fund--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares **       19.66%       1.44%       11.27%
Russell 1000(R)Growth Index*
         (Reflects No Deduction for
         Fees, Expenses or Taxes)         29.75%      -5.11%        9.12%
S&P 500 Index*
         (Reflects No Deduction for
         Fees, Expenses or Taxes)         28.69%      -0.57%       11.39%

* The since inception returns for the Russell 1000(R) Growth Index and the S&P 500 Index were calculated from March 31, 1995.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE
                                                                   PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                    2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                      0.75%
Distribution and/or Service (12b-1) Fees                          Not Applicable
Other Expenses                                                       0.60% (2)
Total Annual Operating Expenses                                      1.35% (2)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.59% and 1.34%, respectively.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $137        $280        $428         $581         $739

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $904        $1,074      $1,251       $1,434       $1,624

PBHG SELECT GROWTH FUND

GOAL
The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of no more than 30 small, medium or large capitalization companies. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS

The Fund invests in a limited number of stocks. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a fund that does not invest in a limited number of stocks. The value of your investment in the Fund may go down, which means you could lose money. The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price. In addition, the Fund may emphasize small, medium or large sized growth companies. An investment in small or medium sized growth companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 3000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

[CHART]
   1996        27.99%
   1997         6.84%
   1998        19.02%
   1999       160.89%
   2000       -24.55%
   2001       -40.84%
   2002       -33.95%
   2003        30.23%

The Fund's year-to-date return as of 6/30/04 was 1.48%

BEST QUARTER:             Q4 1999          130.62%
WORST QUARTER:            Q4 2000          -43.15%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                      Since
                                              Past       Past       Inception
                                             1 Year     5 Years      (4/5/95)

Select Growth Fund* --
         PBHG Class
         Before Taxes                        30.23%       0.03%       11.47%
Select Growth Fund*--

         PBHG Class
         After Taxes on Distributions        30.23%      -0.89%       10.71%
Select Growth Fund*--

         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares***              19.65%       0.05%       10.13%
Russell 3000(R)Growth Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            30.97%      -4.69%        8.76%
S&P 500 Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            28.69%      -0.57%       11.39%

* Prior to April 1, 2003 the PBHG Select Growth Fund was named the PBHG Select Equity Fund.

** The since inception returns for the Russell 3000(R) Growth Index and the S&P 500 Index were calculated from March 31, 1995.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE
                                                                PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                 2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                   0.85%
Distribution and/or Service (12b-1) Fees                       Not Applicable
Other Expenses                                                    0.68% (2)
Total Annual Operating Expenses                                   1.53% (2)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.67% and 1.52%, respectively.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $156        $317        $483         $656         $834

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $1,019      $1,210      $1,407       $1,612       $1,824

PBHG STRATEGIC SMALL COMPANY FUND

GOAL
The Fund seeks to provide investors with growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2004, the Russell 2000(R) Index had market capitalizations between $66 million and $1.9 billion. The equity securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential or have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios. Pilgrim Baxter may from time to time strategically adjust the mix of equity securities in the Fund accentuating those securities exhibiting strong business momentum and growth characteristics or those exhibiting more attractive relative valuation, depending upon economic and market conditions. The size of companies in the Russell 2000(R) Index will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth and valuation in managing this Fund. Generally speaking, the Fund may sell a security for a variety of reasons, such as when it shows a deterioration in its business fundamentals or a deceleration in business momentum or a failure to achieve expected earnings or to invest in a company with many attractive long-term growth potential.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the equity securities in the Fund may never reach what Pilgrim Baxter believes are their full potential worth and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

[CHART]
   1997        25.67%
   1998         2.13%
   1999        51.79%
   2000        11.89%
   2001        -9.97%
   2002       -33.31%
   2003        47.21%

The Fund's year-to-date return as of 6/30/04 was 1.19%

BEST QUARTER:             Q4 1999          36.16%
WORST QUARTER:            Q3 1998         -23.48%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's PBHG Class Shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       Since
                                              Past         Past      Inception
                                             1 Year      5 Years     (12/31/96)
Strategic Small Company Fund --
         PBHG Class
         Before Taxes                        47.21%       8.46%        9.82%
Strategic Small Company Fund--
         PBHG Class
         After Taxes on Distributions        47.21%       7.03%        8.08%
Strategic Small Company Fund--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares             30.69%       6.67%        7.63%
Russell 2000(R)Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            47.25%       7.13%        7.72%

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE
                                                               PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                 2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                   1.00%
Distribution and/or Service (12b-1) Fees                       Not Applicable
Other Expenses                                                    0.60% (3)
Total Annual Operating Expenses                                   1.60% (3)
Fee Waiver and/or Expense Reimbursement                           0.10%
Net Expenses                                                      1.50% (2)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) This is the actual total fund operating expense you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Strategic Small Company Fund was $43,417 and $76,813, expiring in March 2005 and March 2006, respectively. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.59% and 1.59%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total annual fund operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $153        $321        $495         $675         $861

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $1,054      $1,253      $1,459       $1,672       $1,892

ANALYTIC DISCIPLINED EQUITY FUND
(FORMERLY KNOWN AS PBHG DISCIPLINED EQUITY FUND)

GOAL
The Fund seeks to provide investors with above-average total returns.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of corporations whose securities are traded in the U.S. While the Fund may invest in companies of any size, it usually invests in medium to large capitalization companies of over $2 billion at the time of purchase. Through superior stock selection, the Fund seeks to exceed the return of its benchmark, the S&P 500 Index, over full market cycles with no greater volatility than the S&P 500 Index.

Analytic, the Fund's sub-adviser, selects equity securities for this Fund using a proprietary system that ranks stocks according to a mathematical model. Analytic's system seeks to determine a security's intrinsic (true) value by evaluating variables, such as relative valuation, price momentum, company fundamentals, liquidity and risk. Using its system, Analytic believes it can assemble a portfolio of securities that is style and sector neutral to achieve a level of diversification and risk similar to that of the S&P 500 Index. "Style neutral" means a fund is similar to its investment universe in terms of exposure to quantifiable characteristics such as average market capitalization. A fund is "sector neutral" when its exposure to specified economic sectors (such as technology or utilities) is similar to that of its investment universe. Analytic also believes that by using its system, the Fund can consistently outperform traditional strategies that focus on a single style, such as value or growth.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes. The Fund may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders must pay tax on such capital gains.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION

Prior to January 11, 2002, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Analytic Enhanced Equity Fund, a series of UAM Funds, Inc. II. On January 11, 2002, the Fund acquired the assets of the Analytic Enhanced Equity Fund. The Analytic Enhanced Equity Fund was managed by Analytic, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Analytic Enhanced Equity Fund.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

[CHART]
    1994       -0.25%
    1995       35.34%
    1996       22.98%
    1997       29.83%
    1998       37.82%
    1999       20.06%
    2000       -9.33%
    2001       -6.22%
    2002      -25.47%
    2003       29.04%

The Fund's year-to-date return as of 6/30/04 was 1.53%

BEST QUARTER:             Q4 1998          20.50%
WORST QUARTER:            Q3 2002         -18.60%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                              Past         Past        Past
                                             1 Year      5 Years     10 Years
Analytic Disciplined Equity Fund* --
         PBHG Class
         Before Taxes                        29.04%       -0.36%       11.30%
Analytic Disciplined Equity Fund*--
         PBHG Class
         After Taxes on Distributions        28.95%       -0.99%       9.05%
Analytic Disciplined Equity Fund*--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares**               18.98%       -0.65%       8.58%
S&P 500 Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            28.69%       -0.57%       11.07%

*Data includes performance of the Fund's predecessor, whose inception date was July 1, 1993. Prior to July 2004, the Analytic Disciplined Equity was named the PBHG Disciplined Equity Fund.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE
                                                                  PBHG CLASS
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.70%
Distribution and/or Service (12b-1) Fees                         Not Applicable
Other Expenses                                                     0.55% (3)
Total Annual Operating Expenses                                    1.25% (2) (3)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund until March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should also know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.50%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Analytic Disciplined Equity Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.54% and 1.24%, respectively.

 EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $127        $259        $397         $539         $686

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $839        $998        $1,163       $1,334       $1,511

PBHG FOCUSED FUND

GOAL
The Fund seeks to provide investors with above-average total returns over a 3 to 5 year market cycle.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, invests at least 80% of its total assets in equity securities, such as common stocks of small, medium or large capitalization companies. The equity securities in the Fund are primarily common stocks that Pilgrim Baxter believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies. The equity securities in the Fund may never reach what Pilgrim Baxter believes are their full worth and may go down in price.

In addition, the Fund may emphasize small, medium or large sized companies. An investment in smaller and medium sized companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 3000(R) Index, a widely recognized, unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

[CHART]
   2000        24.81%
   2001         3.44%
   2002       -28.63%
   2003        33.36%

The Fund's year-to-date return as of 6/30/04 was 0.12%

BEST QUARTER:             Q1 2000          29.53%
WORST QUARTER:            Q3 2002         -18.74%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                               Since
                                              Past           Inception
                                             1 Year          (2/12/99)
Focused Fund* --
         PBHG Class
         Before Taxes                        33.36%           13.04%
Focused Fund*--
         PBHG Class
         After Taxes on Distributions        33.36%           12.14%
Focused Fund*--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares                 21.68%           10.81%
Russell 3000(R)Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            31.06%           -0.30%
S&P 500 Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            28.69%           -1.40%

* Prior to April 1, 2003 the PBHG Focused Fund was named the PBHG Focused Value Fund.

** The since inception returns for the Russell 3000(R) Index and the S&P 500 Index were calculated as of January 31, 1999.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE
                                                               PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.85%
Distribution and/or Service (12b-1) Fees                      Not Applicable
Other Expenses                                                     0.69% (3)
Total Annual Operating Expenses                                    1.54% (3)
Fee Waiver and/or Expense Reimbursement                            0.04%
Net Expenses                                                       1.50% (2)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) This is the actual total fund operating expense you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Focused Fund was $9,980 expiring in March 2006. The Board made no reimbursement election during fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.68% and 1.53%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total annual fund operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $153        $315        $483         $656         $836

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $1,021      $1,214      $1,413       $1,618       $1,831

PBHG LARGE CAP FUND

GOAL
The Fund seeks to provide investors with long-term growth of capital and income. Current income is a secondary objective.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with large market capitalizations. These companies generally have market capitalizations similar to the market capitalizations of the companies in the S&P 500 Index at the time of the Fund's investment. As of June 30, 2004, the S&P 500 Index had market capitalizations between $887 million and $337.7 billion. The equity securities in the Fund are primarily common stocks that Pilgrim Baxter believes have sustainable long-term growth prospects but are trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter expects to focus primarily on those equity securities whose market capitalizations are over $10 billion at the time of purchase. The size of the companies in the S&P 500 Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the equity securities in the Fund may never reach what Pilgrim Baxter believes are their full worth and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with investing because large company securities tend to be less volatile than smaller company securities. In addition, the equity securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

[CHART]
   1997        25.62%
   1998        34.74%
   1999        11.06%
   2000        23.97%
   2001        -1.41%
   2002       -24.45%
   2003        19.12%

The Fund's year-to-date return as of 6/30/04 was 2.01%.

BEST QUARTER:             Q4 1998          28.21%
WORST QUARTER:            Q3 2002         -21.27%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                        Since
                                              Past         Past       Inception
                                             1 Year      5 Years      (12/31/96)
Large Cap Fund* --
         PBHG Class
         Before Taxes                        19.12%       4.08%        10.93%
Large Cap Fund*--
         PBHG Class
         After Taxes on Distributions        18.89%       1.58%         7.88%
Large Cap Fund*--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares**               12.71%       1.95%         7.62%
S&P 500 Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            28.69%      -0.57%         7.57%

* Prior to April 1, 2003 the PBHG Large Cap Fund was named the PBHG Large Cap Value Fund.
** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE
                                                                 PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.65%
Distribution and/or Service (12b-1) Fees                        Not Applicable
Other Expenses                                                     0.56% (3)
Total Annual Operating Expenses                                    1.21% (2) (3)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Large Cap Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.55% and 1.20%, respectively.

EXAMPLE

 This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $123        $251        $384         $522         $665

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $813        $968        $1,128       $1,294       $1,466

PBHG MID-CAP FUND

GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the S&P MidCap 400 Index at the time of the Fund's investment. As of June 30, 2004, the S&P MidCap 400 Index had market capitalizations between $7 million and $8.5 billion. The size of the companies in the S&P MidCap 400 Index will change with market conditions and the composition of the index. The equity securities in the Fund are primarily common stocks that Pilgrim Baxter believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential. The Fund's sector weightings are generally within 10% of the S&P MidCap 400's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the S&P MidCap 400 Index.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of medium sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the equity securities in the Fund may never reach what Pilgrim Baxter believes are their full worth and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the S&P MidCap 400 Index, a widely recognized, unmanaged index that tracks the performance of 400 mid-cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

[CHART]
   1998        27.84%
   1999        21.72%
   2000        26.17%
   2001         7.79%
   2002       -19.79%
   2003        34.53%

The Fund's year-to-date return as of 6/30/04 was 4.02%

BEST QUARTER:             Q4 1998          30.07%
WORST QUARTER:            Q3 2001         -18.53%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                        Since
                                              Past        Past        Inception
                                             1 Year      5 Years      (4/30/97)
Mid-Cap Fund* --
         PBHG Class
         Before Taxes                        34.53%       12.30%       19.24%
Mid-Cap Fund*--
         PBHG Class
         After Taxes on Distributions        34.53%        8.56%       15.27%
Mid-Cap Fund*--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares                 22.45%        8.06%       14.24%
S&P MidCap 400 Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            35.62%        9.21%       14.18%

* Prior to April 1, 2003 the PBHG Mid-Cap Fund was named the PBHG Mid-Cap Value Fund.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE
                                                                PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.85%
Distribution and/or Service (12b-1) Fees                       Not Applicable
Other Expenses                                                     0.53% (3)
Total Annual Operating Expenses                                    1.38% (2) (3)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Mid-Cap Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.52% and 1.37%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $140        $286        $437         $593         $755

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $923        $1,097      $1,277       $1,464       $1,657

PBHG SMALL CAP FUND

GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2004, the Russell 2000(R) Index had market capitalizations between $66 million and $1.9 billion. The size of the companies in the Russell 2000(R) Index will change with market capitalizations and the composition of the index. The equity securities in the Fund are primarily common stocks that Pilgrim Baxter believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential. The Fund's sector weightings are generally within 10% of the Russell 2000's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the Russell 2000(R) Index.

MAIN INVESTMENT RISKS
The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies. The Fund emphasizes equity securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the equity securities in the Fund may never reach what Pilgrim Baxter believes are their full worth and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2,000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

[CHART]
   1998         1.13%
   1999        18.63%
   2000        32.87%
   2001         4.93%
   2002       -31.98%
   2003        38.82%

The Fund's year-to-date return as of 6/30/04 was 2.82%

BEST QUARTER:             Q4 2001          25.70%
WORST QUARTER:            Q3 2002         -22.04%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                      Since
                                              Past         Past     Inception
                                             1 Year      5 Years    (4/30/97)
Small Cap Fund* --
         PBHG Class
         Before Taxes                        38.82%       9.33%       13.28%
Small Cap Fund*--
         PBHG Class
         After Taxes on Distributions        38.82%       8.96%       12.21%
Small Cap Fund*--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares                 25.23%       7.88%       11.00%
Russell 2000(R) Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            47.25%       7.13%        8.94%

* Prior to April 1, 2003 the PBHG Small Cap Fund was named the PBHG Small Cap Value Fund.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE
                                                                 PBHG CLASS
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    1.00%
Distribution and/or Service (12b-1) Fees                        Not Applicable
Other Expenses                                                     0.56% (3)

Total Annual Operating Expenses                                    1.56% (3)
Fee Waiver and/or Expense Reimbursement                            0.06%
Net Expenses                                                       1.50% (2)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) This is the actual total fund operating expense you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Small Cap Fund was $138,508 and $55,608, expiring in March 2005 and March 2006, respectively. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.55% and 1.55%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total annual fund operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $153        $317        $487         $662         $844

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $1,032      $1,227      $1,428       $1,636       $1,851

CLIPPER FOCUS FUND
(FORMERLY KNOWN AS PBHG CLIPPER FOCUS FUND)

GOAL

The Fund seeks to provide investors with long-term capital growth.

MAIN INVESTMENT STRATEGIES

The Fund, a non-diversified fund, invests for the long-term in equity securities of companies whose share price trades below PFR's estimate of their intrinsic value. Based upon extensive fundamental research, PFR, the Fund's sub-adviser, prepares valuation models for each company being analyzed to identify companies that it believes the market has undervalued. The valuation models attempt to calculate each company's intrinsic value based on private market transactions and discounted cash flow. PFR adds companies to the Fund when their share price trades below PFR's estimate of intrinsic value and sells companies when their share prices reach PFR's estimate of intrinsic value.

The Fund generally holds between 15 to 35 stocks. The Fund will generally hold its investment in a particular company for an extended period. PFR expects to invest fully the assets of the Fund. Consequently, PFR generally expects cash reserves to be less than 5% of the total assets of the Fund.

The Clipper Focus Fund may also, on occasion, invest in special situations. A special situation arises when PFR believes the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to that company, such as events that could change or temporarily hamper the ongoing operations of a company.

MAIN INVESTMENT RISKS
The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes.

The Fund is non-diversified, which means, it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

Special situations often involve much greater risk than is inherent in ordinary investment securities. In addition, the market price of companies subject to special situations may never reflect any perceived intrinsic values.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION

Prior to December 14, 2001, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Clipper Focus Portfolio, a series of UAM Funds Trust. On December 14, 2001, the Fund acquired the assets of the Clipper Focus Portfolio. The Clipper Focus Portfolio was managed by PFR, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Clipper Focus Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

[CHART]
    1999       -1.88%
    2000       44.29%
    2001       11.93%
    2002      -10.46%
    2003       25.46%

The Fund's year-to-date return as of 6/30/04 was 0.12%

BEST QUARTER:             Q3 2000          20.56%
WORST QUARTER:            Q3 2002         -15.95%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       Since
                                             Past        Past        Inception
                                            1 Year      5 Years      (9/10/98)
Clipper Focus Fund* --
         PBHG Class
         Before Taxes                        25.46%      12.22%       15.00%
Clipper Focus Fund*--
         PBHG Class
         After Taxes on Distributions        25.35%      10.44%       13.26%
Clipper Focus Fund*--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares                 16.66%       9.55%       12.09%
S&P 500 Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            28.69%      -0.57%        4.34%

* Data includes performance of the Fund's predecessor, whose inception date was September 10, 1998. Prior to July 2004, the Clipper Focus Fund was named the PBHG Clipper Focus Fund.

** The since inception return for the S&P 500 Index was calculated as of August 31, 1998.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE
                                                                 PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    1.00%
Distribution and/or Service (12b-1) Fees                        Not Applicable
Other Expenses                                                     0.49% (3)
Total Annual Operating Expenses                                    1.49% (2) (3)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund until March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should also know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.50%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years after September 25, 2002. At March 31, 2004, pursuant to the above, the amount Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Clipper Focus Fund was $85,592 expiring in March 2005. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.48% and 1.48%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $152        $309        $471         $639         $813

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $993        $1,180      $1,373       $1,573       $1,779

TS&W SMALL CAP VALUE FUND
(FORMERLY KNOWN AS PBHG SMALL CAP VALUE)

GOAL

The Fund seeks to provide investors with long term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, of domestic small sized companies. Small sized companies are those companies whose market capitalization range at the time of initial purchase are consistent with the Russell 2000(R) Value Index. As of June 30, 2004, the market capitalization range of the Russell 2000(R) Value Index was $66 million to $1.8 billion. The size of the companies in the Russell 2000(R) Value Index and those on which TS&W intends to focus the Fund's investments will change with market capitalizations and the composition of the index. The Fund may also invest in value securities of foreign small capitalization companies that are traded on U.S. securities markets. The value securities in the Fund are primarily common stocks that TS&W believes present a value or potential worth which is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. TS&W uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when TS&W believes a security has become overvalued or shows deteriorating fundamentals.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes value securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the value securities in the Fund may never reach what TS&W believes are their full worth and may go down in price.

Investments in foreign equity securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Fund section beginning on page 91.

PERFORMANCE INFORMATION

Prior to July 25, 2003, the PBHG Class Shares of the Fund were known as the TS&W Small Cap Value Fund, LLC. On July 25, 2003, the Fund acquired the assets of the TS&W Small Cap Value Fund, LLC. The TS&W Small Cap Value Fund, LLC was managed by Thompson, Siegel & Walmsley, Inc., the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the TS&W Small Cap Value Fund LLC. However, the predecessor fund was not registered under the 1940 Act nor was it subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000 Value Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

[CHART]*/**
   2001        17.63%
   2002        -0.86%
   2003        43.22%

The Fund's year-to-date return as of 6/30/04 was 12.28%.

BEST QUARTER:             Q2 2003          18.82%
WORST QUARTER:            Q3 2002         -15.85%

** The returns shown are based on the historical performances of the Fund's predecessor entity (whose inception date was July 31, 2000) which have been restated to reflect the higher expenses applicable to the PBHG Class Shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       Since
                                                           Past      Inception
                                                          1 Year     (7/31/00)
TS&W Small Cap Value Fund* --
         PBHG Class
         Before Taxes                                     43.22%       22.04%
TS&W Small Cap Value Fund*/** --
         PBHG Class
         After Taxes on Distributions                       N/A         N/A
TS&W Small Cap Value Fund*/** --
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares                                N/A         N/A
Russell 2000 Value Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                         46.03%       15.91%

* Prior to July 2004, the TS&W Small Cap Value Fund was named the PBHG Small Cap Value Fund.

** Returns After Taxes on Distributions and After Taxes on Distributions and Sale of Fund Shares are not shown for the Fund's predecessor as the predecessor was not registered under the Investment Company Act of 1940 and, unlike a registered investment company, not required to make distributions. The cumulative total return of the PBHG Class before taxes from its inception date (July 25, 2003) to December 31, 2003 was 22.27%. The cumulative total returns of the PBHG Class after taxes on distributions and after taxes on distributions and sale of Fund sahres from its inception date (July 25, 2003) to December 31, 2003 were 21.98% and 14.55% respectively.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE
                                                                 PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    1.00%
Distribution and/or Service (12b-1) Fees                        Not Applicable
Other Expenses                                                     0.73% (3)
Total Annual Operating Expenses                                    1.73% (3)

Fee Waiver and/or Expense Reimbursement                            0.23%
Net Expenses                                                       1.50% (2)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50% for PBHG Class shares. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the TS&W Small Cap Value Fund was $33,491 expiring in March 2006. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.72% and 1.72%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and the total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $153        $335        $523         $717         $917

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $1,124      $1,338      $1,559       $1,786       $2,022

HEITMAN REIT FUND
(FORMERLY KNOWN AS PBHG REIT FUND)

GOAL

The Fund seeks to provide investors with a high total return consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry such as "real estate investment trusts" ("REITs"). The Fund's sub-adviser, Heitman, considers a company "principally engaged" in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate. A REIT is a separately managed trust that makes investments in various real estate businesses. A REIT is not taxed on income distributed to its shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the securities of companies principally engaged in the real estate industry.

The Fund seeks to invest in equity securities of companies whose share price trades below Heitman's estimate of their intrinsic value. Based upon extensive fundamental research, Heitman prepares valuation models for each company in its universe in order to identify companies that it believes it is undervalued. The valuation model calculates each company's intrinsic value based on private market transactions, traditional statistical measures like multiple to cash flow as well as relative value. The Fund generally contains between 30-40 securities. Heitman expects to invest fully the assets of the Fund, consequently, Heitman generally expects cash reserves to be less than 5% of the total assets of the Fund.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes. These risks are greater for companies with small or medium market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund is concentrated, which means compared to a non-concentrated fund it invests a higher percentage of its assets in the securities that comprise the real estate industry. As a result, the economic, political and regulatory developments in that industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

REITs may expose the Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION

Prior to December 14, 2001, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust. On December 14, 2001, the Fund acquired the assets of the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was managed by Heitman, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Heitman Real Estate Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries, and the Dow Jones Wilshire Real Estate Securities Index, a market capitalization weighted index of publicly traded real estate securities, including REITs, real estate operating companies and partnerships. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

[CHART]
    1994        3.00%
    1995       10.87%
    1996       38.06%
    1997       21.12%
    1998      -15.12%
    1999       -1.16%
    2000       24.90%
    2001       10.41%
    2002        2.60%
    2003       36.24%

The Fund's year-to-date return as of 6/30/04 was 6.54%

BEST QUARTER:             Q4 1996          19.39%
WORST QUARTER:            Q3 2002         -11.00%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's PBHG Class Shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                              Past         Past        Past
                                             1 Year      5 Years     10 Years
Heitman REIT Fund* --
         PBHG Class
         Before Taxes                        36.24%       13.76%      11.94%
Heitman REIT Fund*--
         PBHG Class
         After Taxes on Distributions        33.96%       10.51%       8.63%
Heitman REIT Fund*--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares             23.61%        9.86%       8.36%
S&P 500 Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            28.69%       -0.57%      11.07%
Dow Jones Wilshire Real Estate Securities Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            37.03%       14.48%      11.89%

* Data includes performance of the Fund's predecessor, whose inception date was March 13, 1989. Prior to July 2004, the Heitman REIT Fund was named the PBHG REIT Fund.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE
                                                                 PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.85%
Distribution and/or Service (12b-1) Fees                        Not Applicable
Other Expenses                                                     0.46% (3)
Total Annual Operating Expenses                                    1.31% (2) (3)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should also know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.50%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Heitman REIT Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.45% and 1.30%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $133        $272        $415         $564         $718

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $878        $1,044      $1,216       $1,394       $1,579

PBHG TECHNOLOGY & COMMUNICATIONS FUND

GOAL
The Fund seeks to provide investors with long-term growth of capital. Current income is incidental to the Fund's goal.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in common stocks of companies doing business in the technology and communications sector of the market. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the group of industries within that sector. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.

The Fund invests in companies that may be responsible for break through products or technologies or may be positioned to take advantage of cutting-edge developments. The Fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.

Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of valuation, growth and business momentum in managing this Fund. The Fund may sell a security for a variety of reasons, such as a deterioration in fundamentals or to invest in a company with more attractive growth prospects.

MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The Fund is concentrated, which means, compared to a non-concentrated fund, it invests a higher percentage of its assets in the group of industries within the technology and communications sector of the market. As a result, the economic, political and regulatory developments in a particular industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

Securities of technology and communications companies are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology and communications issues.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the PSE Technology Index(R). The PSE Technology Index(R), the Fund's current benchmark index, is a price-weighted index of the top 100 U.S. technology stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

[CHART]
   1996        54.42%
   1997         3.32%
   1998        26.00%
   1999       243.89%
   2000       -43.69%
   2001       -52.38%
   2002       -54.48%
   2003        44.91%

The Fund's year-to-date return as of 6/30/04 was 1.39%

BEST QUARTER:             Q4 1999          111.54%
WORST QUARTER:            Q4 2000          -50.95%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       Since
                                              Past       Past        Inception
                                             1 Year     5 Years      (9/29/95)
Technology & Communications Fund --
         PBHG Class
         Before Taxes                        44.91%       -9.47%       4.33%
Technology & Communications Fund--
         PBHG Class
         After Taxes on Distributions        44.91%      -10.71%       3.09%
Technology & Communications Fund--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares**               29.19%       -7.48%       3.79%
PSE Technology Index(R)*
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            52.62%        9.44%      16.41%

* The since inception return for the PSE Technology Index(R) was calculated as of September 30, 1995.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

Prior to November 2, 1999, the Fund was diversified and did not concentrate its investments. Therefore, the Fund's performance prior to November 2, 1999 may not be indicative of how it will perform in the future.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE
                                                                PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.85%
Distribution and/or Service (12b-1) Fees                       Not Applicable
Other Expenses                                                     0.82% (2)
Total Annual Operating Expenses                                    1.67% (2)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.81% and 1.66%, respectively.
EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $170        $345        $526         $714         $907

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $1,107      $1,314      $1,528       $1,748       $1,976

DWIGHT INTERMEDIATE FIXED INCOME FUND
(FORMERLY KNOWN AS PBHG INTERMEDIATE FIXED INCOME FUND)

GOAL

The Fund seeks to provide investors with a high level of current income consistent with relative stability of principal.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in a diversified portfolio of fixed income securities of varying maturities. The Fund's average duration is typically expected to range from 75% to 125% of the average duration of the Lehman Brothers Intermediate Aggregate Bond Index based upon the Dwight's forecast for interest rates. The Fund's dollar weighted average maturity will be more than 3 years and less than 10 years. The Fund invests primarily in investment grade fixed income securities but may invest up to 15% of its assets in high yield securities ("junk bond"). The Fund may invest all of its assets in derivative instruments such as options, futures contracts, mortgage or asset-backed securities and may engage in certain investment techniques which create market exposure such as dollar rolls.

Dwight uses its own fundamental investment and credit research in selecting fixed income securities for the Fund's portfolio. Dwight's security selection process is focused primarily on relative yield, sector and asset class allocation in addition to duration management.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in interest or currency rates, the financial markets, a company's individual situation, or industry changes.

Failure of a company to make timely interest or principal payments or a decline in the credit quality of an issuer, may cause such company's bond price to fall.

These risks may be greater for companies whose bonds are rated less than investment grade (i.e., junk bonds) because of their greater risk of default.

Bond prices tend to move inversely with changes in interest rates. An increase in interest rates will generally cause bond prices to fall, which will affect the Fund's net asset value. Bonds with a longer maturity or effective duration may be more sensitive to changes in interest rates. With respect to mortgage-backed securities, falling interest rates may cause these securities to be pre-paid earlier than expected due to homeowners refinancing their home mortgages, which will alter the Fund's expected cash flows.

Some bonds are subject to being prepaid or called by their issuer, which would alter the Fund's expected cash flow.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Fund section beginning on page 91.

PERFORMANCE INFORMATION

Performance information is not presented since the Fund is new. For a discussion of the past performance of a separate account managed by the Fund's sub-adviser, see the "Related Performance Information" section of this prospectus.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE
                                                                 PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.40%
Distribution and/or Service (12b-1) Fees                        Not Applicable
Other Expenses                                                     1.96% (3)

Total Annual Operating Expenses                                    2.36% (3)
Fee Waiver and/or Expense Reimbursement                            1.51%
Net Expenses                                                       0.85% (2)

* Prior to July 2004, the Dwight Intermediate Fixed Income Fund was named the PBHG Intermediate Fixed Income Fund.

     (1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

     (2) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses of shares of the Fund (exclusive of certain expenses such as service fees, brokerage commissions and extraordinary expenses) do not exceed 0.85%. You should also know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as service fees, brokerage commissions and extraordinary expenses) are lower than 0.85%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Dwight Intermediate Fixed Income Fund was $57,815 expiring in March 2006. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

     (3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 1.95% and 2.35%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and the total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $87         $336        $591         $854         $1,123

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $1,399      $1,683      $1,974       $2,273       $2,580

PBHG IRA CAPITAL PRESERVATION FUND

GOAL

The Fund seeks to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable net asset value per share (NAV).

MAIN INVESTMENT STRATEGIES
The Fund is designed to produce current income, while seeking to maintain an NAV that is considerably more stable than a typical high-quality fixed-income fund. Like other high-quality fixed-income funds, the Fund invests primarily in debt securities that a nationally recognized statistical rating agency (rating agency), such as Moody's Investors Service or Standard & Poor's Rating Group, has rated in its top rating category at the time of purchase. The Fund may also invest in:

         o Liquid short-term investments, such as money market instruments, that a rating agency has rated in one of its top two short-term rating categories at the time of purchase; and
         o Commingled pools of debt securities having similar characteristics to the Fund, or other debt securities.

Unlike other funds, the Fund seeks to stabilize its NAV by purchasing wrapper agreements from financial institutions, such as insurance companies and banks (wrap providers) that a rating agency has rated in one of its top two rating categories at the time of purchase. The Fund expects to purchase enough wrapper agreements to cover all of its debt securities, but not its cash, cash equivalents or other liquid short-term investments. A wrapper agreement is a mechanism offered by banks and insurance companies that assists the Fund in seeking to protect principal. Wrapper agreements obligate wrap providers or the Fund to make payments to each other to offset changes in the market value of certain of the Fund's assets. These payments are generally designed to enable the Fund to pay redeeming shareholders an amount equal to the purchase price of the Fund's assets plus accrued income. For example, if a shareholder redemption requires the Fund to sell a security for less than its purchase price plus accrued income, the wrapper agreement generally would obligate the wrap provider to pay the Fund the difference, and vice versa.

MAIN INVESTMENT RISKS

While the Fund attempts to provide a stable NAV through the use of wrapper agreements, the value of your investment in the Fund may go down, which means you could lose money.

The Fund may not be able to maintain a stable net asset value per share if any governmental or self-regulatory authority determines that it is not appropriate to continue to value wrapper agreements as the difference between the market value of the Fund's covered assets and their book value. The Securities and Exchange Commission ("SEC") has inquired into the valuation methodology utilized for the wrapper agreements by the Fund and other registered stable value funds in the industry. As of the date of this document, the SEC has rendered no definitive conclusions regarding the valuation of the wrapper agreements. Therefore, wrapper agreements held by the Fund continue to be valued under the valuation procedures approved by the Board of Trustees as described in this prospectus. If, however, the SEC determines that the valuation methodology currently utilized by registered stable value funds, including the Fund, is no longer an acceptable practice, the methodology for fair valuing wrapper agreements would change and thus, the fair value of the wrapper agreements would be different. As a result, there would likely be an increase or decrease in the Fund's net asset value per share, which could fluctuate daily. If such a determination is made by the SEC or another appropriate authority, the Fund's Board of Trustees would review the Fund's valuation methodologies, investment objective, policies and procedures to determine what changes are necessary or appropriate.

The Fund cannot guarantee that the combination of securities and wrapper agreements will provide a constant NAV or current income. By purchasing wrapper agreements, the Fund also trades some of the potential for capital appreciation and the ability to maximize its yield for protection from a decline in the value of its holdings caused by changes in interest rates.

The Fund may have to maintain a specified percentage of its total assets in short-term investments to cover redemptions and Fund expenses. This may result in a lower return for the Fund than if it had invested in longer-term debt securities.

The Fund is not a money market fund and it presents risks not present in money market funds. The net asset value of the Fund is not fixed at $1.00 per share like a money market fund, although the wrapper agreements that the Fund purchases are likely to cause the net asset value of the Fund to be considerably more stable than a typical high-quality fixed-income fund. A money market fund will generally have a shorter average maturity than the Fund and its yield will tend to more closely track the direction of current market rates than the yield of the Fund.

If the Fund's attempts to stabilize its NAV through the use of wrapper agreements fail, the value of its investments could fall because of changes in interest rates. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities), and the Fund's share price, to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

Because there is no active trading market for wrapper agreements, the Fund's investments in wrapper agreements are considered illiquid. In an effort to minimize this risk, the Fund limits its investments in illiquid securities, including wrapper agreements, to 15% of net assets.

Wrap providers do not typically assume the credit risk associated with the issuer of any covered assets. Therefore, if an issuer of a security defaults on payments of principal or interest or has its credit rating downgraded, the Fund may have to sell covered assets quickly and at prices that may not fully reflect their current carrying value. Downgrades below investment grade and defaults by the issuer of covered assets usually will cause the wrap provider to remove such assets from the coverage of a wrapper agreement. As a result, NAV could decline.

Similarly, a downgrade in the credit rating of a wrapper provider may require the Fund to replace the wrapper provider, although there is no guarantee that a replacement will be available. Such a downgrade may cause a decline in NAV, including a decline resulting from the application of the Fund's fair value procedures.

The Fund may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions. The sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION FOR DWIGHT

Prior to January 11, 2002, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the IRA Capital Preservation Portfolio, a series of UAM Funds Trust. On January 11, 2002, the Fund acquired the assets of the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was managed by Dwight Asset Management Company, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the IRA Capital Preservation Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Ryan 5-Year GIC Master Index, an unmanaged index of GIC contracts held for five years with an arithmetic mean of market rates of $1 million. The Ryan Index is representative of the returns' stability provided by the Fund's wrapper agreements. Performance is also shown for the Lipper Money Market Funds Average which represents the average performance of all mutual funds classified by Lipper, Inc. in the money market category. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance does not indicate how it will perform in the future.

[CHART]
   2000         6.78%
   2001         6.05%
   2002         4.57%
   2003         3.54%

   The Fund's year-to-date return as of 6/30/04 was 1.54%

   BEST QUARTER:          Q3 2000          1.74%
   WORST QUARTER          Q3 2003          0.83%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03
                                                                       Since
                                                         Past 1      Inception
                                                          Year       (8/31/99)
IRA Capital Preservation Fund* --
         PBHG Class                                       3.54%        5.35%
Ryan 5-Year GIC Master Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                         5.77%        6.32%
Lipper Money Market Funds Average
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                         0.44%        2.80%

* Data includes performance of the Fund's predecessor, whose inception date was August 31, 1999.

FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE
                                                                 PBHG CLASS
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.60%
Distribution and/or Service (12b-1) Fees                        Not Applicable
Other Expenses                                                     0.70%(3)
Total Annual Operating Expenses                                    1.30%(3)
Fee Waiver and/or Expense Reimbursement                            0.05%
Net Expenses                                                       1.25%(2)

     (1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within twelve months of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. The Fund charges the redemption/exchange fee to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange. The Fund also charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements, and to comply with the requirements of wrapper agreements. The Fund is not able to make exceptions to the redemption fee (even where redemptions result from required minimum distributions or the death of a shareholder).

     (2) Pilgrim Baxter has voluntarily agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses of PBHG Class shares of the Fund (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.00%. Absent this voluntary fee waiver, these are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.25%. You should know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.25%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years after September 25, 2002. At March 31, 2004, pursuant to the above, the amount Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the IRA Capital Preservation Fund was $1,711,026 and $3,882,707, expiring in March 2005 and March 2006, respectively. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

     (3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.69% and 1.29%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $335        $265        $407         $555         $708

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $867        $1,032      $1,203       $1,380       $1,563

PBHG CASH RESERVES FUND

GOAL
The Fund seeks to provide investors with current income while preserving principal and maintaining liquidity.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests exclusively in short-term U.S. dollar-denominated debt obligations of U.S. or foreign issuers. These obligations must be rated in one of the two highest rating categories by any two nationally recognized rating organizations or unrated securities that Pilgrim Baxter and Wellington Management, the Fund's sub-adviser, determines are of comparable quality. The Fund's holdings are primarily U.S. money market instruments, such as CDs, commercial paper and corporate obligations, that Pilgrim Baxter or Wellington Management believe offer the most attractive income potential without undue risk. The Fund may sell a security for a variety of reasons, such as to respond to a change in an issuer's financial condition.

MAIN INVESTMENT RISKS
Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

The price of the money market instruments in the Fund will fluctuate. These price movements may occur because of, among other things, changes in the financial markets or the issuer's individual financial situation. These risks are greater for foreign money market instruments. Investments in foreign money market instruments involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

Although the Fund strives to maintain a consistent share price and to achieve its goal, it cannot guarantee that the constant share price or goal will be achieved.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION
The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Lipper Money Market Funds Average, a widely recognized composite of money market funds that invest in one of the two highest credit quality short-term money market instruments. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

[CHART]
    1996        4.91%
    1997        5.08%
    1998        5.00%
    1999        4.60%
    2000        5.96%
    2001        3.58%
    2002        1.11%
    2003        0.40%

The Fund's year-to-date return as of 6/30/04 was 0.13%

BEST QUARTER:             Q3 2000          1.55%
WORST QUARTER             Q3 2003          0.08%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03
                                                                        Since
                                             Past         Past        Inception
                                            1 Year       5 Years      (4/4/95)
Cash Reserves Fund --
         PBHG Class
         Before Taxes                        0.40%         3.11%        3.94%
Lipper Money Market Funds Average*
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            0.44%         3.01%        3.82%

* The since inception return for the Lipper Money Market Funds Average was calculated from March 31, 1995.

TO OBTAIN INFORMATION ABOUT THE FUND'S CURRENT YIELD, CALL 1-800-433-0051.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE
                                                                  PBHG CLASS
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)               Not Applicable

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.30%
Distribution and/or Service (12b-1) Fees                        Not Applicable
Other Expenses                                                     0.59%(1)
Total Annual Operating Expenses                                    0.89%(1)

     (1) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.58% and 0.88%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $91         $185        $284         $386         $493

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $604        $720        $840         $966         $1,096

RELATED PERFORMANCE INFORMATION FOR DWIGHT
Shown below is performance information for a composite of separate accounts managed by the same Dwight investment professionals that have primary responsibility for the day-to-day management of the Dwight Intermediate Fixed Income Fund. The composite is currently comprised of one separate account. This separate account is managed with the same investment objective and strategy, and is subject to substantially identical investment policies and techniques as those used by the Fund. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return that an individual investor might achieve by investing in the Fund. The Fund's results may be different from the separate account because of, among other things, differences in fees and expenses, and because private accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended (the "1940 Act") and the Internal Revenue Code, as amended, which, if applicable, may have adversely affected the performance of the composite. The performance data shown is net of all fees and expenses of the separate account, which fees and expenses are lower than those estimated for the Fund. Use of the estimated Fund expenses would have lowered the composite performance results. Past performance results of a composite of similarly managed separate accounts is not indicative of the Fund's future performance.

        YEAR ENDED                               SINCE INCEPTION
     JUNE 30, 2004(1)                   March 1, 2001 through June 30, 2004(1)
          2.55%                                       7.16%

(1) The above returns were calculated using the performance measurement standards of the Association for Investment Management Research ("AIMR"). Results may have been different if the SEC method of calculating total return had been used instead of the AIMR method. The results shown above (a) represent a discretionary, fee paying, separate account under management for at least six months, (b) reflect the reinvestment of any dividends or capital gains, and (c) are shown after deduction of advisory, brokerage or other expenses.

MORE ABOUT THE FUNDS

The following discussion and table describes the main investment strategies discussed in the Fund Summaries section of this Prospectus in greater detail. From time to time, the Funds employ other investment practices, which are also described in the table and in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

OUR INVESTMENT STRATEGIES

EMERGING GROWTH, GROWTH, LARGE CAP 20, LARGE CAP GROWTH, SELECT GROWTH, STRATEGIC SMALL COMPANY AND TECHNOLOGY & COMMUNICATIONS FUNDS Pilgrim Baxter believes that discipline and consistency are important to long-term investment success. This belief is reflected in its investment process. Pilgrim Baxter uses a quantitative and fundamental investment process that is extremely focused on business momentum, as demonstrated by such things as earnings or revenue and sales growth.

Pilgrim Baxter begins its investment process by creating a universe of companies exhibiting strong growth characteristics. That universe is continually updated. Pilgrim Baxter then ranks each company in its universe using proprietary software and research models that incorporate attributes of successful growthlike positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth. Finally, using its own fundamental research and a bottom-up approach to investing, Pilgrim Baxter evaluates each company's business momentum, earnings quality and whether the company can sustain its current growth trend. Pilgrim Baxter believes that through this highly disciplined investment process, it is able to construct a portfolio of investments with strong, sustainable growth characteristics.

Pilgrim Baxter's decision to sell a security depends on many factors. Generally speaking, Pilgrim Baxter may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

FOCUSED, LARGE CAP, MID-CAP, SMALL CAP AND STRATEGIC SMALL COMPANY FUNDS Pilgrim Baxter's blend investment process is both quantitative and fundamental. In seeking to identify attractive investment opportunities for the Focused, Large Cap, Mid-Cap and Small Cap Funds and the blend portion of the Strategic Small Company Fund, Pilgrim Baxter first creates a universe of more than 8,000 companies whose current share price seems lower than their current or future worth. Pilgrim Baxter considers factors like a company's earnings power vs. its current stock price, its dividend income potential, its price-to-earnings ratio vs. similar companies, its competitive advantages, like brand or trade name or market niche, its management team and its current and future business prospects. Lastly, using its own fundamental research and a bottom-up approach to investing, Pilgrim Baxter identifies those companies which are currently out of market favor but have the potential to achieve significant appreciation as the marketplace recognizes their fundamental value.

Pilgrim Baxter's decision to sell a security depends on many factors. Generally speaking, however, Pilgrim Baxter considers selling a security when it becomes overvalued relative to the market, shows deteriorating fundamentals or falls short of Pilgrim Baxter's growth expectations.

CASH RESERVES FUND
In managing the PBHG Cash Reserves Fund, Wellington Management uses macro-economic and fundamental company analysis to seek securities with an acceptable maturity, that are marketable and liquid, offer competitive yields and are issued by issuers that are on a sound financial footing. Wellington Management also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole. The purchase of single rated or unrated securities by Wellington Management is subject to the approval or ratification by the Fund's Board of Trustees.

CLIPPER FOCUS FUND
PFR invests like a long-term business partner would invest -- it values a company's assets, projects long-term free cash flows and seeks shareholder-oriented management. PFR's investment process is very research intensive and includes meeting with company management, competitors and customers. Some of the major factors that PFR considers when appraising an investment include balance sheet strength and the ability to generate earnings and free cash flow. PFR's analysis gives little weight to current dividend income.

ANALYTIC DISCIPLINED EQUITY FUND
Analytic begins the stock selection process by ranking stocks according to their one-month expected return. Analytic then uses a process called "portfolio optimization" to select securities that it believes will:

o Maximize expected returns for the Fund;

o Minimize expected volatility relative to its benchmark; and

o Diversify the assets of the Fund among industries, sectors, and individual securities.

Analytic monitors the stocks held by the Fund on a real-time basis for developments in terms of news events (such as lawsuits or takeover bids) and significant changes in fundamental factors. Analytic sells a security when it believes the incremental benefit from the sale exceeds the associated transaction costs.

DWIGHT INTERMEDIATE FIXED INCOME FUND
Dwight selects securities through an active strategy focused primarily on relative yield, sector, security and duration management to seek returns in excess of those of the benchmark index, the Lehman Brothers Intermediate Aggregate Bond Index. In structuring and managing the Fund's portfolio, Dwight seeks to enhance yield through selective allocation among the various asset classes in which the Fund may invest, such as mortgage, asset-backed and corporate securities. Dwight also evaluates the potential performance of various bond market sectors, then allocates investments among those sectors it believes will perform best. Further, Dwight reviews individual securities to identify issuers and issues that will add value to the portfolio. Based on its interest rate outlook, Dwight may engage in duration management within the overall limits described above. Finally, Dwight looks for relative value in certain parts of the yield curve. Dwight's investment process may evolve over time, and the extent to which Dwight employs the above or any other strategies at any one time will vary.

IRA CAPITAL PRESERVATION FUND
While not fixed at a $1.00 per share like a money market fund, the wrapper agreements are likely to cause the net asset value of the Fund to be considerably more stable than a typical high-quality fixed-income fund. A money market fund will generally have a shorter average maturity than the Fund and its yield will tend to more closely track the direction of current market rates than the yield of the Fund. Over the long-term, however, Dwight believes the Fund's mix of investments and longer average duration will offset those differences by producing higher returns than a money-market fund.

HEITMAN REIT FUND
Heitman analyzes and selects investments that it believes will provide a relatively high and stable yield and are good prospects for future growth in dividends. Most of these companies specialize in a particular geographic region or specialize in one or two product types, such as office buildings, shopping centers, industrial complexes, and hotels.

TS&W SMALL CAP VALUE FUND
TS&W employs a value-oriented approach to investing. The investment process is based on a four-factor valuation model. Parts one and two of the model attempt to assess a company's discount to private market value relative to other small cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves loking at the company's recent price action. TS&W generally limits its investment universe to those companies with a minimum of three years of sound operating history. TS&W's decision to sell a security depends on many factors.

ALL FUNDS
Each Fund may invest 100% of its total assets in cash or U.S. dollar-denominated high quality short-term debt instruments, such as U.S. Government securities, for temporary defensive purposes to maintain liquidity when economic or market conditions are unfavorable for profitable investing. These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of securities, like common stocks. In addition, while these investments are generally designed to limit a Fund's losses, they can prevent a Fund from achieving its investment goal.

Each Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases a Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from a Fund's performance. In addition, the sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.

Each of the Emerging Growth, Strategic Small Company, Small Cap, Focused, TS&W Small Cap Value, Mid-Cap, Large Cap Growth, Large Cap 20, Large Cap, Technology & Communications, Analytic Disciplined Equity, Heitman REIT and Dwight Intermediate Fixed Income Funds has a non-fundamental policy that states under normal conditions, it will invest at least 80% of net assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. Each Fund will provide notice to its respective shareholders at least 60 days prior to any change to its investment policy.

A description of the Trust's policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

RISKS AND RETURNS

EQUITY SECURITIES
Shares representing ownership or the right to ownership in a corporation. Each Fund (except the Cash Reserves Fund) may invest in the following types of securities: common and preferred stocks, convertible securities, warrants and rights.

POTENTIAL RISKS
Equity security prices fluctuate over time. Security prices may fall as a result of factors that relate to the company, such as management decisions or lower demand for the company's products or services.

Equity security prices may fall because of factors affecting companies in a number of industries, such as increased production costs.

Equity security prices may fall because of changes in the financial markets, such as interest rates or currency exchange rate changes.

Equity securities may well underperform more stable investments (such as bonds and cash) in the short term.

POTENTIAL RETURNS
Equity securities have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term.

POLICIES TO BALANCE RISK AND RETURN
Pilgrim Baxter, PFR, Analytic, TS&W and Heitman focus their active management on securities selection, the area they believe their respective investment methodologies can most enhance a Fund's performance.

Pilgrim Baxter, PFR, TS&W and Heitman maintain a long-term investment approach and focus on securities they believe can appreciate over an extended time frame, regardless of interim fluctuations. Analytic continuously monitors equity securities held by the Fund for developments that effect fundamental factors and sells an equity security when it believes the incremental benefit from the sale exceeds the associated transaction costs.

Under normal circumstances, each Fund (except the Cash Reserves Fund and the IRA Capital Preservation Fund) intends to remain fully invested, with at least 65% (or in some cases, 80%) of its assets in securities.

GROWTH SECURITIES
Equity securities that Pilgrim Baxter believes have or are expected to have strong sales and earnings growth and capital appreciation potential and will grow faster than the economy as a whole.

POTENTIAL RISKS
See Equity Securities.

Growth securities may be more sensitive to changes in business momentum and earnings than other securities because they typically trade at higher earnings multiples.

The growth securities in a Fund may never reach what Pilgrim Baxter believes are their full value and may even go down in price.

POTENTIAL RETURNS
See Equity Securities.

Growth securities may appreciate faster than non-growth securities.

POLICIES TO BALANCE RISK AND RETURN
See Equity Securities.

In managing a Fund, Pilgrim Baxter uses its own software and research models which incorporate important attributes of successful growth. A key attribute of successful growth is positive business momentum as demonstrated by earnings or revenue and sales growth, among other factors. Pilgrim Baxter's investment process is extremely focused on companies which exhibit positive business momentum.

Pilgrim Baxter considers selling a security when its anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects or the risk of a decline in its market price is too great or a deterioration in business fundamentals occurs or is expected to occur.

VALUE SECURITIES
Equity securities that TS&W and PFR believe are currently underpriced using certain financial measurements, such as their price-to-earnings ratio and earnings power.

POTENTIAL RISKS
See Equity Securities.

Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

The value securities in a Fund may never reach what Pilgrim Baxter, TS&W or PFR believes are their full value and may even go down in price.

POTENTIAL RETURNS
See Equity Securities.

Value securities may produce significant capital appreciation as the market recognizes their full value.

POLICIES TO BALANCE RISK AND RETURN
See Equity Securities.

In managing the Clipper Focus and TS&W Small Cap Value Funds, PFR and TS&W each use its own research, computer models and measures of value.

PFR considers selling a security when its share price reaches PFR's estimate of its intrinsic value.

The other Funds do not focus specifically on Value Securities.

FOREIGN EQUITY SECURITIES
Securities of foreign issuers, including ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as U.S. securities and is priced in U.S. dollars. EDRs and GDRs are also receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch of a U.S. bank. EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars. ADRs, EDRs and GDRs each carry most of the risks of investing directly in foreign equity securities.

POTENTIAL RISKS
Foreign security prices may fall due to political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

Although ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Foreign investments, especially investments in emerging or developing markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

POTENTIAL RETURNS
Favorable exchange rate movements could generate gains or reduce losses. Foreign investments, which represent a major portion of the world's securities, offer attractive potential performance and opportunities for diversification.

POLICIES TO BALANCE RISK AND RETURN
In managing the Analytic Disciplined Equity Fund, Analytic will select foreign securities according to the same standards they apply to domestic securities.

Analytic Disciplined Equity Fund may invest up to 20% of its total assets in foreign securities. Every other Fund, except Clipper Focus, Heitman REIT and IRA Capital Preservation Funds, limits the amount of total assets it invests in securities of foreign issuers not traded in the U.S. to 15% (ADRs are not included in these limits). The Clipper Focus, Heitman REIT and IRA Capital Preservation Funds do not invest a significant portion of their assets in foreign securities.

MONEY MARKET INSTRUMENTS
High quality, short-term U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers' acceptances, and banknotes), commercial paper, corporate obligations (including asset-backed securities), government obligations (such as U.S. Treasury, agency or foreign government securities), short-term obligations issued by state and local governments, and repurchase agreements.

POTENTIAL RISKS
Money market instrument prices fluctuate over time.

Money market instrument prices may fall as a result of factors that relate to the issuer, such as a credit rating downgrade.

Money market instrument prices may fall because of changes in the financial markets, such as interest rate changes.

POTENTIAL RETURNS
Money market instruments have greater short-term liquidity, capital preservation and income potential than longer-term investments such as stocks. This will help contribute to the stability of the Fund's NAV.

POLICIES TO BALANCE RISK AND RETURN
The Cash Reserves Fund follows strict SEC rules about credit risk, maturity and diversification of its investments.

The money market instruments and other liquid short-term investments in which the IRA Capital Preservation Fund invests will be rated in one of the top two short-term ratings categories of a rating agency at the time of purchase.

The Dwight Intermediate Fixed Income Fund will generally invest in money market instruments for temporary defensive, duration management or cash management purposes.

The other Funds only invest in money market instruments for temporary defensive or cash management purposes.

SMALL AND MEDIUM SIZED COMPANY SECURITIES

POTENTIAL RISKS
Small and medium sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group. In addition, small and medium sized company securities may trade much less frequently than securities of larger companies, making the prices of these securities subject to greater volatility.

POTENTIAL RETURNS
Small and medium sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small and medium sized companies tend to have younger product lines whose distribution and revenues are still maturing.

POLICIES TO BALANCE RISK AND RETURN
See Equity Securities/Growth Securities/Value Securities.

Pilgrim Baxter focuses on small and medium sized companies with strong balance sheets that it expects will exceed consensus earnings expectations.

In analyzing medium sized companies for Analytic Disciplined Equity Fund, Analytic screens for such factors as company fundamentals, liquidity and risk.

TECHNOLOGY OR COMMUNICATIONS COMPANY SECURITIES
Securities of companies that rely extensively on technology or communications in their product development or operations or are expected to benefit from technological advances and improvements.

POTENTIAL RISKS
Technology or communications company securities are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies, and, therefore, are generally more volatile than companies not dependent upon or associated with technology or communications issues.

POTENTIAL RETURNS
Technology or communications company securities offer investors significant growth potential because they may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge, technology-related developments.

POLICIES TO BALANCE RISK AND RETURN
Although the Technology & Communications Fund will invest 25% or more of its total assets in one or more of the industries within the technology and communications sector, the Fund seeks to strike a balance among the industries in which it invests in an effort to lessen the impact of negative developments in the technology and communications sector. None of the other Funds concentrate their investments in the groups of industries within the technology and communications sector of the market.

OVER-THE-COUNTER ("OTC") SECURITIES
Securities that are not listed and traded on an organized exchange, but are bought and sold through a computer network.

POTENTIAL RISKS
OTC securities are not traded as often as securities listed on an exchange. So, if a Fund were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.

POTENTIAL RETURNS
Increases the number of potential investments for a Fund.

OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

POLICIES TO BALANCE RISK AND RETURN
Pilgrim Baxter, PFR and Analytic use a highly disciplined investment process that seeks to, among other things, identify quality investments that will enhance a Fund's performance.

ILLIQUID SECURITIES
Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price that the Fund has valued them.

POTENTIAL RISKS
A Fund may have difficulty valuing these securities precisely. A Fund may be unable to sell these securities at the time or price it desires.

POTENTIAL RETURNS
Illiquid securities may offer more attractive yields or potential growth than comparable widely traded securities.

POLICIES TO BALANCE RISK AND RETURN
The Cash Reserves Fund may not invest more than 10% of its net assets in illiquid securities. Every other Fund may not invest more than 15% of its net assets in illiquid securities.

DERIVATIVES
Investments such as forward foreign currency contracts, futures, over-the-counter options, options on futures, options and swaps, whose value is based on an underlying asset or economic factor.

POTENTIAL RISKS
The value of derivatives are volatile.

Because of the low margin deposits required, derivatives often involve an extremely high degree of leverage. As a result, a relatively small price movement in a derivative may result in immediate and substantial loss, as well as gain, to the investor. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. Thus, a use of derivatives may result in losses in excess of the amount invested.

POTENTIAL RETURNS
Derivatives may be used for a variety of purposes, including:

o To reduce transaction costs;
o To manage cash flows;
o To maintain full market exposure, which means to adjust the characteristics of its investments to more closely approximate those of its benchmark;
o To enhance returns; and
o To protect a Fund's investments against changes resulting from market conditions (a practice called "hedging").

POLICIES TO BALANCE RISK AND RETURN
Each Fund may use derivatives selectively for hedging, to reduce transaction costs or to manage cash flows. To the extent a Fund enters into derivatives, it will, when necessary, segregate cash or other liquid assets equal to the settlement amount with its custodian to cover the contract. When a Fund sells certain derivative contracts, it will hold at all times the instruments underlying the contracts.

STRIPPED MORTGAGE-BACKED SECURITIES
Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. One class might receive all of the interest distributions - an interest-only strip (IOs) and the other all the principal distributions - principal only strips (POs).

POTENTIAL RISKS
The cash Flows and yields on stripped mortgage-backed securities are extremely sensitive to interest rates and the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. IO prices move in the opposite direction from interset rates and will therefore fall is interset rates rise. PO prices also move in the opposite direction from interest rates but only under certain circumstances. In addition, a rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of POs.

The yields and market risk of IO and PO stripped mortgaged-backed securities may be more volatile than those of other fixed income securities.

The market for stripped mortgage-backed securities may be limited, making it difficult for a Fund to value or to sell its holdings at an acceptable price.

POTENTIAL RETURNS
Stripped mortgage-backed securities may offer higher yields than other, more stable, fixed income securities, such as traditional mortgage-backed securities.

POLICIES TO BALANCE RISK AND RETURN
Certain stripped mortgage-backed securities may be deemed illiquid. Each Fund may not invest more than 15% of its net assets in illiquid securities (10% for Cash Reserves Fund), including stripped mortgage-backed securities that are deemed to be illiquid.

WRAPPERS
A wrapper agreement obligates the wrap provider and IRA Capital Preservation Fund to make certain payments to each other in exchange for an annual premium paid by the IRA Capital Preservation Fund. Payments made under the wrapper agreement are generally designed so that when the Fund liquidates assets covered by the wrapper agreement ("covered assets") in order to pay for shareholder redemptions, the Fund receives the purchase price plus the accrued income of the liquidated covered assets, rather than the market value of the covered assets. The terms of the wrapper agreements vary concerning when payments must actually be made between the Fund and the wrap provider. The Fund's wrapper agreements generally provide for settlement when the wrapper agreement terminates or the Fund sells all of the covered assets.

POTENTIAL RISKS
Under a typical wrapper agreement, if a shareholder redemption requires the Fund to sell a security for more than its purchase price plus accrued income, the Fund will be obligated to pay the wrap provider the difference.

The costs the Fund incurs when buying wrapper agreements will reduce its return and as a result it may not perform as well as other high-quality fixed-income funds of comparable duration.

The Fund might not be able to replace existing wrapper agreements with other suitable wrapper agreements if (1) they mature or terminate or (2) the wrap provider defaults or has its credit rating lowered. The Fund may be unable to obtain suitable wrapper agreements or may elect not to cover some or all of its assets with wrapper agreements. This could occur if wrapper agreements are not available or if the adviser believes that the terms of available wrapper agreements are unfavorable. Under these circumstances, the Fund may not be able to maintain a stable NAV.

The wrappers employed by the IRA Capital Preservation Fund will not cover the Fund's money market instruments, and therefore will not protect the stability of the Fund's NAV from price fluctuations in money market instruments.

POTENTIAL RETURNS
Under a typical wrapper agreement, if a shareholder redemption requires the Fund to sell a covered asset for less than its purchase price plus accrued income, the wrap provider will be obligated to pay the Fund the difference.

POLICIES TO BALANCE RISK AND RETURN
Normally, the Fund expects the sum of the total value of its wrapper agreements plus the total market value of all of its covered assets to equal the purchase price plus accrued income of its covered assets, resulting in a stable NAV.

REIT SECURITIES
A separately managed trust that makes investments in various real estate businesses. An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders. A mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders. A hybrid REIT combines the characteristics of equity and mortgage REITs.

POTENTIAL RISKS
The real estate industry is particularly sensitive to:

o Economic factors, such as interest rate changes or market recessions;

o Over-building in one particular area, changes in zoning laws, or changes in neighborhood values;

o Increases in property taxes;

o Casualty and condemnation losses; and

o Regulatory limitations on rents.

REITs may expose a Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

POTENTIAL RETURNS
Investments in REITs permit a Fund to participate in potential capital appreciation and income opportunities in various segments of the real estate sector.

POLICIES TO BALANCE RISK AND RETURN
Pilgrim Baxter and each Sub-Adviser consider companies that they expect will generate good cash flow from the underlying properties, have proven management track records, and histories of increasing dividends.

SPECIAL SITUATIONS
The Clipper Focus Fund may invest in special situations. A special situation arises when PFR believes the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to that company. Special situations are events that could change or temporarily hamper the ongoing operations of a company, including, but not limited to: o Liquidations, reorganizations, recapitalizations, mergers or temporary financial liquidity restraints; o Material litigation, technological breakthroughs or temporary production or product introduction problems; or oNatural disaster, sabotage or employee error and new management or management policies.

Special situations affect companies of all sizes and generally occur regardless of general business conditions or movements of the market as a whole.

POTENTIAL RISKS
Special situations often involve much greater risk than is inherent in ordinary investment securities. In addition, the market price of companies subject to special situations may never reflect any perceived intrinsic values.

POTENTIAL RETURNS
Securities of companies in special situations may experience significant capital appreciation as the market recognizes their full value.

POLICIES TO BALANCE RISK AND RETURN
PFR's investment process is very research intensive, including meetings with company management, competitors and customers. PFR prepares valuation models for each company being researched and sells securities when share prices reach PFR's estimate of intrinsic value.

FIXED INCOME SECURITIES
Fixed Income Securities includes U.S. government securities, U.S. government agency securities, corporate bonds, mortgage-backed and asset-backed securities, lower-rated bonds, foreign bonds, money market instruments and certain other types of debt or hybrid instruments.

POTENTIAL RISKS
Fixed income security prices fluctuate over time. The price of a fixed-income security may fall as a result of adverse events involving the issuer of the security, changes in interest rates or other adverse economic or political events. Also, fixed income securities may not deliver their expected yield as a result of the factors listed above.

POTENTIAL RETURNS
Fixed income securities may offer higher current income than other types of investments and offer diversification from equity securities.

POLICIES TO BALANCE RISK AND RETURN
The Sub-Adviser maintains its own policies for balancing risks of individual fixed income securities against their potential yields and gains in light of the Fund's investment goals.

U.S. GOVERNMENT SECURITIES
U.S. Treasury bills, notes and bonds of varying maturities that are backed by the full faith and credit of the U.S. government.

POTENTIAL RISKS
U.S. government securities generally offer lower yields than other fixed-income securities, making them more susceptible to changes in interest rates.

POTENTIAL RETURNS
The Fund lowers the risk profile of its investment portfolio by holding U.S. government securities as the timely payment of principal and interest on such securities is guaranteed by the U.S. government.

POLICIES TO BALANCE RISK AND RETURN
The Fund adjusts its holdings in U.S. government securities depending on its forecast of interest rate changes and the overall risk profile of its investment portfolio.

U.S. GOVERNMENT AGENCY SECURITIES
Debt securities issued or guaranteed as to principal and interest by U.S. government agencies, U.S. government sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the U.S. government.

POTENTIAL RISKS
U.S. government agency securities are not direct obligations of the U.S. government and certain U.S. government agency securities are not backed by the full faith and credit of the U.S. government. U.S. government agency securities therefore represent a higher risk of default than U.S. government securities.

POTENTIAL RETURNS
U.S. government agency securities may offer higher yields and the potential for higher returns than U.S. government securities.

POLICIES TO BALANCE RISK AND RETURN
In assessing an investment in a U.S. government agency security, the Sub-Adviser balances the risks associated with security against the potential returns to the Fund.

MORTGAGE-BACKED SECURITIES
Securities that represent pools of mortgages (including CMOs), with investors receiving principal and interest payments from the repayment of underlying mortgage loans. Some mortgage-backed securities are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities, such as the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

POTENTIAL RISKS
Mortgage-backed securities may be adversely affected by changes in interest rates and the creditworthiness of the issuer and underlying mortgage holders. Also, the mortgages underlying mortgage-backed securities may be subject to unscheduled or early payments, which may shorten the maturities of these securities and may lower their returns.

POTENTIAL RETURNS
Mortgage-backed securities may offer higher yields and the potential for higher returns than certain other fixed-income securities.

POLICIES TO BALANCE RISK AND RETURN
In assessing an investment in an mortgage-backed security, the Sub-Adviser balances the risks associated with the security against the potential returns to the Fund and may look for mortgage-backed securities that have characteristics that make them less likely to be prepaid.

ASSET-BACKED SECURITIES
Asset-backed securities are interests in a stream of payments from specific assets, such as auto or credit card receivables.

POTENTIAL RISKS
Asset-backed securities may be adversely affected by changes in interest rates. Also, the nature of the underlying collateral may make it more difficult for issuers of asset-backed securities to recover or repossess such collateral upon a default.

POTENTIAL RETURNS
Asset-backed securities may offer higher yields and the potential for higher returns than certain other fixed-income securities.

POLICIES TO BALANCE RISK AND RETURN
The Sub-Adviser maintains its own policies for balancing credit quality against potential yields and gains in light of the Fund's investment goals.

CORPORATE BONDS
Debt securities of industrial, utility, banking and other financial institutions that are rated at or above investment grade.

POTENTIAL RISKS
Issuers of corporate bonds may default on their obligations to repay principal and interest. Also, changes in interest rates may adversely affect the market value of corporate bonds.

POTENTIAL RETURNS
Investment grade corporate bonds typically have a higher yield than certain other fixed-income securities, such as U.S. government securities and have a lower risk of default than lower-rated corporate bonds.

POLICIES TO BALANCE RISK AND RETURN
The Sub-Adviser maintains its own policies for balancing credit quality against potential yields and gains in light of the Fund's investment goals.

LOWER-RATED (JUNK) BONDS
Debt securities of industrial, utility, banking and other financial institutions that are rated below investment grade (BB/Ba or lower).

POTENTIAL RISKS
Lower-rated bonds have a higher risk of default, tend to be less liquid, and may be difficult to value.

POTENTIAL RETURNS
Lower-Rated bonds offer higher yields and higher potential gains.

POLICIES TO BALANCE RISK AND RETURN
Each Sub-Adviser maintains its own policies for balancing credit quality against potential yields and gains in light of the Fund's investment goals. Also, a Fund will not invest more than 15% of its assets in lower-rated bonds.

FOREIGN BONDS
Debt securities, such as corporate bonds and lower-rated bonds, of foreign governments and foreign industrial, utility, banking and other financial institutions.

POTENTIAL RISKS
In addition to the risks present for domestic bonds, foreign bonds are subject to the additional risks of potential adverse political developments or political instability, differences in accounting, auditing, and financial reporting standards, a lack of adequate information from bond issuers due to less stringent government regulation, and adverse changes in foreign exchange rates.

POTENTIAL RETURNS
Foreign bonds represent a major portion of the world's fixed income securities and offer additional diversification opportunities as well as the potential for higher returns.

POLICIES TO BALANCE RISK AND RETURN
The Sub-Adviser maintains its own policies for balancing credit quality and other risks against potential yields and gains in light of the Fund's investment goals. The Sub-Adviser will manage the Fund's currency exposure of its foreign investments and may hedge a portion of this exposure.

ZERO COUPON AND PAY-IN-KIND SECURITIES
A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. Pay-in-kind securities are securities which generally pay interest through the issuance of additional securities.

POTENTIAL RISKS
The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically or in cash.

POTENTIAL RETURNS
Zero coupon and pay-in-kind securities may offer higher yields and higher potential gains than other fixed-income securities.

POLICIES TO BALANCE RISK AND RETURN
The Sub-Adviser maintains its own policies for balancing credit quality and other risks against potential yields and gains in light of the Fund's investment goals.

THE INVESTMENT ADVISER & SUB-ADVISERS

THE INVESTMENT ADVISER

Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, PA 19087, is the investment adviser for each Fund. Founded in 1982, Pilgrim Baxter managed over $7.0 billion in assets as of June 30, 2004 for pension and profit-sharing plans, charitable institutions, corporations, trusts, estates and other investment companies.

As investment adviser, Pilgrim Baxter makes investment decisions for the Growth, Emerging Growth, Large Cap Growth, Select Growth, Large Cap 20, Technology & Communications, Strategic Small Company, Large Cap, Mid-Cap, Small Cap and Focused Funds. Pilgrim Baxter also oversees the investment decisions made by PFR as sub-adviser for Clipper Focus Fund, by Analytic as sub-adviser for Analytic Disciplined Equity Fund, by Heitman as sub-adviser for Heitman REIT Fund, by Dwight as sub-adviser for IRA Capital Preservation Fund and Dwight Intermediate Fixed Income Fund, by TS&W as sub-adviser for TS&W Small Cap Value Fund and by Wellington Management as sub-adviser for the Cash Reserves Fund. The Trust's Board of Trustees supervises Pilgrim Baxter and the sub-advisers and establishes policies that Pilgrim Baxter and the sub-advisers must follow in their day-to-day investment management activities.

On June 21, 2004, Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") entered into agreements with the SEC and the New York Attorney General ("NYAG") settling all charges related to "market timing" and "selective disclosure " activity in the PBHG Funds. In the settlements, Pilgrim Baxter, without admitting or denying any findings or allegations made by the SEC or the NYAG, agreed to cease and desist from causing any violation of state and federal securities laws. In connection with the settlements, on July 9, 2004, Pilgrim Baxter paid $40 million in disgorgement and $50 million in civil penalties. In addition, effective October 1, 2004, Pilgrim Baxter will be required to reduce management fees for all of the Fund's portfolios by at least 3.16%. The management fee reduction will result in an aggregate reduction of approximately $10 million over the next five years. Pilgrim Baxter, and not the Fund or the Fund's shareholders, will bear all the costs of complying with the settlements, including restitution, civil penalties, and associated fees related to these regulatory proceedings. Pilgrim Baxter has also agreed that it and its affiliates shall not directly or indirectly assess any fee or charge to any Fund portfolio or its shareholders to defray, recoup or reimburse any such reduction in management fees or other payments referred to in the preceeding sentence. The settlements require Pilgrim Baxter to operate in accordance with enhanced corporate governance policies and practices.

Further information regarding the specific details set forth in the settlement agreements is set forth under "Settlements and Pending Litigation" in the Fund's statements of additional information.

In addition to the regulatory actions, which have been settled as described above, multiple lawsuits, including class action and shareholder derivative suits, have been filed against certain PBHG Funds portfolios, Pilgrim Baxter and certain related parties. These lawsuits are primarily based upon the market timing, and selective disclosure allegations in the SEC and the NYAG actions referred to above. These lawsuits allege a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) false or misleading prospectus disclosure. The lawsuits have been filed in Federal and state courts and seek such remedies as compensatory damages, restitution, rescission, an accounting for profits, injunctive relief, equitable relief, interest and the payment of attorney's and experts' fees. On February 20, 2004, the Federal Multi-District Litigation Panel (the "Panel") issued an order centralizing hundreds of cases involving allegations of market timing and/or late trading in the mutual fund industry for administration in the District of Maryland. All of the cases brought against Pilgrim Baxter have been designated as "tag-along" cases and have been transferred to the Maryland U.S. District Court.

More detailed information regarding the lawsuits is provided in the Fund's statements of additional information. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against PBHG Funds, Pilgrim Baxter and related parties in the future. Information about any similar lawsuits will be provided for in the Fund's prospectuses or statements of additional information. Any potential resolution of these lawsuits may include, but not be limited to, judgments or settlements for damages against Pilgrim Baxter, the Fund or any named defendant. In the event the Fund incurs any losses, costs or expenses in connection with such lawsuits, the Fund's Board of Trustees may pursue claims on behalf of the affected Fund portfolios against any party that may have liability to the Fund in respect thereof. It is currently too early to predict what will be the result of these lawsuits, however, Pilgrim Baxter does not believe that these lawsuits will materially affect its ablility to carryout its duties as investment adviser to the Funds.

On May 20, 2004, Olga Menyhart, who claims to be a shareholder of the PBHG Growth Fund and PBHG Emerging Growth Fund (the "Portfolios"), filed suit in the United States District Court for the Middle District of Florida against Pilgrim Baxter, PBHG Fund Distributors, the Fund's distributor, and PBHG Fund Services, the Fund's administrator (together, Pilgrim Baxter, PBHG Fund Distributors and PBHG Fund Services are the "Pilgrim Baxter Entities"). The action is a derivative action brought by the plaintiff on behalf of the Portfolios pursuant to Sections 36(b) and 12(b) under the Investment Company Act of 1940, as amended (the "1940 Act"). The complaint alleges the Pilgrim Baxter Entities received fees under the PBHG Funds' investment advisory agreements and the PBHG Funds' 12b-1 Plans in violation of Sections 12(b) and 36(b) under the 1940 Act. The plaintiff is seeking to (i) rescind the PBHG Funds' investment advisory agreements with Pilgrim Baxter and the PBHG Funds' 12b-1 Plans; (ii) to recover either the total fees charged by the Pilgrim Baxter Entities or excess profits received by the Pilgrim Baxter Entities; and/or (iii) recover other excessive compensation received by, or improper payments wrongfully retained by, the Pilgrim Baxter Entities in breach of their fiduciary duties under the 1940 Act.


THE SUB-ADVISERS
Pacific Financial Research, Inc., ("PFR") a Massachusetts corporation located at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210, is sub-adviser to the Clipper Focus Fund. PFR manages and supervises the investment of Clipper Focus Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. PFR, an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc., has provided investment management services to corporations, foundations, endowments, pension funds and other institutions as well as individuals since 1981. PFR managed approximately $17.8 billion in assets as of June 30, 2004.

Analytic Investors, Inc., a California corporation located at 500 South Grand Avenue, 23rd Floor, Los Angeles, CA 90071, is the sub-adviser for the Analytic Disciplined Equity Fund. Analytic manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. Analytic is an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc., and was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. Analytic serves pensions and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic managed approximately $5.4 billion in assets as of June 30, 2004.

Heitman Real Estate Securities LLC (formerly named Heitman/PRA Securities Advisors LLC), a Delaware limited liability company located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois, 60601, is the sub-adviser to the Heitman REIT

Fund. Heitman manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. Heitman is wholly owned by Heitman LLC, an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc. Heitman has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1987. Heitman managed approximately $2.2 billion in assets as of June 30, 2004.

Dwight Asset Management Company, a Delaware corporation located at 100 Bank Street, Burlington, Vermont 05401, is the sub-adviser to the IRA Capital Preservation Fund and Dwight Intermediate Fixed Income Fund. Dwight manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. Dwight is an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc. It has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans since 1983. Dwight managed approximately $40.5 billion in assets as of June 30, 2004.

Wellington Management Company, LLP, 75 State Street, Boston, MA 02109 is the sub-adviser for the PBHG Cash Reserves Fund. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. As of June 30, 2004, Wellington Management held discretionary management authority with respect to more than $423.9 billion in assets.

Thompson, Siegel & Walmsley, 5000 Monument Avenue, Richmond, VA 23230, is the sub-advisor to the TS&W Small Cap Value Fund. Founded in 1969, TS&W serves institutional investors, middle market investors, and individuals in managing equity, fixed income, international, and small cap equity investments. TS&W managed approximately $4.6 billion in assets as of June 30, 2004.

The Funds paid the following management fees (as a percentage of average daily net assets) during the last fiscal year.

Emerging Growth Fund                                  0.85%
Growth Fund                                           0.85%
Large Cap 20 Fund                                     0.85%
Large Cap Growth Fund                                 0.75%
Select Growth Fund                                    0.85%
Focused Fund                                          0.81%*
Large Cap Fund                                        0.65%
Mid-Cap Fund                                          0.85%
Small Cap Fund                                        0.95%*
Clipper Focus Fund                                    1.00%
TS&W Small Cap Value Fund                             0.78%*
Analytic Disciplined Equity Fund                      0.70%
Heitman REIT Fund                                     0.85%
Strategic Small Company Fund                          0.91%*
Technology & Communications Fund                      0.85%
Dwight Intermediate Fixed Income Fund                      **
IRA Capital Preservation Fund                         0.31%*
Cash Reserves Fund                                    0.30%

  * Reflects a waiver of fees.
  ** Fund waived all management fees during the last fiscal year.

Each sub-adviser is entitled to receive a fee from Pilgrim Baxter equal to a percentage of the daily net assets of each Fund it sub-advises.

THE PORTFOLIO MANAGERS

EMERGING GROWTH FUND
Peter J. Niedland, CFA, has managed the Emerging Growth Fund since January 1, 2003. Mr. Niedland joined Pilgrim Baxter's Pilgrim Baxter's investment team in 1993. Mr. Niedland also manages the PBHG Small Cap Growth Portfolio of PBHG Insurance Series Fund. Effective May 3, 2004, James M. Smith, CFA, joined Mr. Niedland as co-manager of the Emerging Growth Fund. Mr. Smith joined Pilgrim Baxter in 1993 as a portfolio manager.

GROWTH FUND
Michael S. Sutton, CFA and Peter J. Niedland, CFA have managed the Growth Fund since November 2003. Effective May 3, 2004, James M. Smith joined Mr. Sutton and Mr. Niedland as co-manager of the Growth Fund. Mr. Sutton is Chief Investment Officer of Pilgrim Baxter. Mr. Sutton joined Pilgrim Baxter in October, 1999 from Loomis, Sayles & Co., where he worked for seven years as a portfolio manager of several large cap growth portfolios. Prior to that, Mr. Sutton was a large cap growth portfolio manager with Stein, Roe & Farnham. Mr. Niedland's work experience is discussed under the Emerging Growth Fund. Mr. Smith's work experience is discussed under the Emerging Growth Fund.

LARGE CAP GROWTH FUND/LARGE CAP 20 FUND/SELECT GROWTH FUND
Michael S. Sutton, CFA, has managed the Large Cap Growth and Large Cap 20 Funds since November, 1999. He has managed the Select Growth Fund since April, 2000. Effective as of October, 2001, Gregory P. Chodaczek joined Mr. Sutton as co-manager of Select Growth Fund. Effective May 3, 2004, Mr. Chodaczek joined Mr. Sutton as co-manager of Large Cap Growth and Large Cap 20 Funds. Mr. Sutton's work experience is discussed under the Growth Fund. Mr. Chodaczek joined Pilgrim Baxter in 1998 as a research analyst for Pilgrim Baxter's growth equity investment team, focusing on the research of large cap growth equities. Prior to joining Pilgrim Baxter, Mr. Chodaczek was a Senior Financial Analyst for Scientific Atlanta, Inc. in Atlanta, Georgia.

CLIPPER FOCUS FUND
A team of PFR's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

SMALL CAP FUND/MID-CAP FUND/FOCUSED FUND
Jerome J. Heppelmann, CFA, has managed the Small Cap, Mid-Cap, and Focused Funds since June, 1999. Effective May 3, 2004, James B. Bell, III, CFA, joined Mr. Heppelmann as co-manager of the Small Cap, Mid-Cap and Focused Funds. Mr. Heppelmann joined Pilgrim Baxter in 1994 as a Vice President of Marketing/ Client Service and since 1997 has been a member of Pilgrim Baxter's investment team. Prior to joining Pilgrim Baxter, Mr. Heppelmann worked in the Investment Advisory Group for SEI Investments. Mr. Bell joined Pilgrim Baxter in 2001 as a research analyst focusing on financials, utilities and gaming/leisure companies. Prior to joining Pilgrim Baxter, Mr. Bell worked for six years as a commercial banker at Allfirst Bank.

LARGE CAP FUND
Raymond J. McCaffrey, CFA, has managed the Large Cap Fund since June, 1999. He joined Pilgrim Baxter as a portfolio manager and analyst in 1997. Effective May 3, 2004, James B. Bell, III, CFA, joined Mr. McCaffrey as co-manager of the Large Cap Fund. Prior to joining Pilgrim Baxter, Mr. McCaffrey worked for 2 years as a portfolio manager and analyst at Pitcairn Trust Company. His investment experience also includes positions at Cypress Capital Management, Independence Capital Management and Fidelity Bank. Mr. Bell's work experience is discussed under the Small Cap, Mid-Cap and Focused Funds.

TS&W SMALL CAP VALUE FUND
Frank H. Reichel, III is the portfolio manager of the TS&W Small Cap Value Fund. Mr. Reichel has over sixteen years of experience managing value and small cap value portfolios. Mr. Reichel has worked as a portfolio manager for TS&W since August, 2000. Prior to joining TS&W, Mr. Reichel worked for seven years as a portfolio manager at Stratton Management Company.

ANALYTIC DISCIPLINED EQUITY FUND
A team of Analytic's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

TECHNOLOGY & COMMUNICATIONS FUND
The Adviser's technology team, led by Michael S. Sutton, Jerome J. Heppelmann, Raymond J. McCaffrey has managed this Fund since August 19, 2002. In November, 2003, James M. Smith was added to the technology team managing the Fund. The work experience of the members of the team is discussed above.

REIT FUND
A team of Heitman's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

STRATEGIC SMALL COMPANY FUND
James M. Smith, CFA, has co-managed the Fund since its inception in 1996. Mr. Smith's work experience is discussed under the Emerging Growth Fund. Mr. Heppelmann has co-managed the Fund since June, 1999. Mr. Heppelmann's work experience is discussed under the Small Cap, Mid-Cap and Focused Funds.

DWIGHT INTERMEDIATE FIXED INCOME FUND
A team of Dwight's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

IRA CAPITAL PRESERVATION FUND
A team of Dwight's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

CASH RESERVES FUND
Timothy Smith has managed the Fund since October 22, 2002. Mr. Smith has worked closely with Mr. John Keogh, the Fund's previous portfolio manager, since the Fund's inception in 1995. Mr. Smith is a Vice President of Wellington Management. Mr. Smith also is the Chairman of Wellington Management's Money Market Strategy Group. Prior to joining Wellington Management in 1992, Mr. Smith spent seven years with Fidelity Investments.

YOUR INVESTMENT

POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING
While the Funds provide shareholders with daily liquidity, they are intended to be long-term investment vehicles and are not designed for investors that engage in excessive short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa). Short-term or excessive trading could lead to a Fund needing to maintain higher daily cash balances to meet redemption requests as well as higher transaction costs, either of which could adversely affect shareholder returns.

The Trust's Board of Trustees has adopted and Pilgrim Baxter and its affiliates (collectively, for purposes of this section Policy Regarding Excessive or Short-Term Trading, "Pilgrim Baxter") and their agents have implemented the following tools designed to discourage excessive short-term trading in the
Funds:

         1) trade activity monitoring;
         2) trading guidelines;
         3) a redemption fee on trades in all non-money market funds; and
         4) selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools other than the redemption fee involves judgments that are inherently subjective. Pilgrim Baxter and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with shareholder interests. For purposes of applying these tools, Pilgrim Baxter and its agents may consider an investor's trading history in the Funds, and accounts under common ownership, influence or control. Pilgrim Baxter and the Funds may modify these procedures in response to changing regulatory requirements, such as the SEC or U.S. Department of Labor, or to enhance the effectiveness of the procedures.

TRADE ACTIVITY MONITORING
Pilgrim Baxter and its agents monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Pilgrim Baxter or one of its agents believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account other than exchanges into the PBHG Cash Reserves Fund. In making such judgments, Pilgrim Baxter and its agents seek to act in a manner that they believe is consistent with the best interests of Fund shareholders.

The ability of Pilgrim Baxter and its agents to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. This is one reason why this tool cannot eliminate completely the possibility of excessive short-term trading.

TRADING GUIDELINES
If a shareholder exceeds four exchanges out of a Fund (other than PBHG Cash Reserves Fund) per calendar year, or if a Fund, Pilgrim Baxter or one of its agents, determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), the determining party may, in its discretion, reject any additional purchase and exchange orders. Each Fund and Pilgrim Baxter and their agents reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. The movement out of (redemption) one fund and into (purchase) one or more other funds is considered a single exchange. The Fund may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide asset allocation program.

The ability of Pilgrim Baxter and its agents to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. In addition, some brokers, retirement plan administrators and fee-based program sponsors may be unable, or unwilling, to abide by any Fund imposed trading or exchange restriction. These are reasons why this tool cannot eliminate completely the possibility of excessive short-term trading.

REDEMPTION/EXCHANGE FEE
All Funds (except those noted below) will each impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, Pilgrim Baxter assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the fee for the benefit of the remaining shareholders.

The redemption fee will not be applicable to shares of the PBHG Cash Reserves Fund. Also, the holding period for shares of the PBHG IRA Capital Preservation Fund will be twelve months instead of 10 days.

The Fund charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange. The Fund will retain the fee for the benefit of the remaining shareholders.

The 2% redemption fee will not be charged (except as disclosed below) on transactions involving the following:

     1. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that do not have the systematic capability to process the redemption fees;

     2. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Funds' to waive or not to impose redemption fees;

     3. total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the Funds or a financial intermediary;

     4. redemptions initiated to pay an asset-based fee charged to customers of certain fee-based or wrap programs; or

     5. redemptions initiated by a Fund, as permitted in the prospectus.

The exemptions to the redemption fee listed above do not apply to the PBHG IRA Capital Preservation Fund. The Fund is not able to make any exceptions to the redemption fee (even where redemptions result from required minimum distributions or the death of a shareholder) for the PBHG IRA Capital Preservation Fund.

The Fund's goal is to apply the redemption fee to all shares of each Fund (except the PBHG Cash Reserve Fund) regardless of the type of account through which the shares are held. That goal is not immediately achievable primarily because of systems limitations of certain intermediaries and preexisting contrary legal covenants and agreements with intermediaries. The Fund shall use its best efforts to encourage intermediaries that maintain omnibus accounts that are currently unable to support a redemption fee to modify their computer systems to do so and will attempt to renegotiate legal covenants and agreements with intermediaries that currently prohibit the imposition of such a fee. There is no guarantee that the Fund will be successful in those efforts.

FAIR VALUE PRICING
The Funds have fair value pricing procedures in place, and the Funds' Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is unavailable or if Fund assets have been affected by events occurring after the close of trading. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders.

VALUING PORTFOLIO SECURITIES
The Cash Reserves Fund prices its investments at amortized cost, which approximates market value. Each other Fund prices its investments for which market quotations are readily available at market value. Short-term investments are priced at amortized cost, which approximates market value. All other investments (including wrapper agreements) are priced at fair value as determined in good faith by PBHG Funds' Board of Trustees. See "Fair Value Pricing" on page 120. If a Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. The IRA Capital Preservation Fund may use a pricing service to value some of its assets, such as debt securities or foreign securities. Because foreign markets may be open at different times than the New York Stock Exchange, the price of a Fund's shares may change on days when its shares are not available for purchase or sale.

PRICING FUND SHARES - NET ASSET VALUE (NAV)
The price of a Fund's shares is based on that Fund's net asset value (NAV). A Fund's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Except for the Cash Reserves Fund, each Fund's NAV is calculated and each Fund's shares are priced at the close of trading on the New York Stock Exchange (normally 4 p.m. Eastern Time) each day the exchange is open for business. Cash Reserves Fund shares are generally priced at 2:00 p.m. Eastern Time on each day the New York Stock Exchange is open. Fund shares are not priced on days that the New York Stock Exchange is closed.

BUYING SHARES
You may purchase shares of each Fund directly through the Fund's transfer agent. Except for the Cash Reserves Fund, the price per share you will pay to invest in a Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order. If you purchase shares of the Cash Reserves Fund by wire transfer in the form of Federal Funds, the price per share you will pay is that Fund's next calculated NAV. If you purchase shares of the Cash Reserves Fund by check or other negotiable bank draft, the price per share you will pay is that Fund's NAV as calculated on the next business day after receipt of the check or bank draft.

You may also purchase shares of each Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to the Fund's NAV.

CONCEPTS TO UNDERSTAND
TRADITIONAL IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

SPOUSAL IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

ROTH IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

COVERDELL EDUCATION SAVINGS ACCOUNTS: a savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult an Old Mutual Shareholder Services Representative or a tax adviser.

MINIMUM INVESTMENTS
                                              Initial        Additional

REGULAR ACCOUNTS                             $  2,500        no minimum
UNIFORM GIFTS/TRANSFER TO MINOR ACCOUNTS     $    500        no minimum
 TRADITIONAL IRAS                            $  2,000        no minimum
 ROTH IRAS                                   $  2,000        no minimum
 COVERDELL EDUCATION SAVINGS ACCOUNTS        $    500        no minimum
 SYSTEMATIC INVESTMENT PLANS 1 (SIP)         $    500        $25


1 PROVIDED A SIP IS ESTABLISHED, THE MINIMUM INITIAL INVESTMENT FOR EACH FUND IS $500 ALONG WITH A MONTHLY SYSTEMATIC INVESTMENT OF $25 OR MORE.

BUYING SHARES OF PBHG IRA CAPITAL PRESERVATION FUND
The PBHG IRA Capital Preservation Fund offers its shares to investors who wish to invest in the Fund through one of the following types of individual retirement accounts:

o Plans described in Section 408 of the Internal Revenue Code (includes traditional IRAs, SEP-IRAs and SIMPLE IRAs);

o Plans described in Section 408A of the Internal Revenue Code (ROTH-IRAs);

o Plans described in Section 530 of the Internal Revenue Code (Education IRAs); and

o Plans maintained by sole proprietorships (KEOGH Plans).

SELLING SHARES
You may sell your shares at NAV any day the New York Stock Exchange is open for business. Sale orders received by the Fund's transfer agent or other authorized representatives by 4:00 p.m. Eastern time (2:00 p.m. Eastern Time for the PBHG Cash Reserves Fund) will be priced at the Fund's next calculated NAV. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase. You may also sell shares of each Fund through certain broker-dealers or other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.
 Limitations on selling shares by phone

 Proceeds
 Sent by           Minimum            Maximum

 Check            no minimum        $50,000 per day

 Wire*            no minimum        no maximum

 ACH              no minimum        $50,000 per day

Please note that the banking instructions to be used for wire and ACH redemptions must be established on your account in advance of placing your sell order.

* Wire fee is $10 per Federal Reserve Wire

WRITTEN REDEMPTION ORDERS
Some circumstances require written sell orders along with medallion signature guarantees. These include:

o Redemptions in excess of $50,000;

o Requests to send proceeds to a different address or payee;

o Requests to send proceeds to an address that has been changed within the last 30 days; and

o Requests to wire proceeds to a different bank account.

A MEDALLION SIGNATURE GUARANTEE helps to protect you against fraud. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the

Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs or notary publics will not be accepted. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee is authentic.

GENERAL POLICIES

o        IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT:
         The Fund is required by Federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. Each Fund reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your indentity.

o        Each Fund may reject or suspend acceptance of purchase orders.

o Each Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.

o Payment for telephone purchases must be received by the Fund's transfer agent within seven days or you may be liable for any losses the Fund incurs as a result of the cancellation of your purchase order.

o When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Fund's transfer agent so that you may receive that same day's NAV.

o SEI Trust Company, the custodian for PBHG Traditional, Roth and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.

o Because of the relatively high cost of maintaining smaller accounts, the Fund charges an annual fee of $12 if your account balance drops below the minimum investment amount because of redemptions. Minimum investment amounts are identified in the table on page 123. For non-retirement accounts, the Fund may, upon prior notice, close your account and send you the proceeds if your account balance remains below the minimum investment amount for over 60 days due to your redeeming or exchanging out of the Fund.

o To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a Fund. Call PBHG Funds at 1-800-433-0051 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact PBHG Funds at 1-800-433-0051 or write to P.O. Box 219534, Kansas City, MO 64121. Electronic copies of most financial reports and prospectuses are available at PBHG Funds' website (www.PBHGfunds.com).

EXCHANGES BETWEEN FUNDS
You may exchange some or all PBHG Class Shares of a Fund for PBHG Class Shares of any other PBHG Fund that has PBHG Class Shares. PBHG Class Shares of a Fund may not be exchanged for shares of any other Class of a Fund. Simply mail, telephone, or use the Fund's internet website to provide your exchange instructions to the transfer agent.

If a shareholder exceeds four exchanges out of a fund (other than PBHG Cash Reserves Fund) per calendar year, or if a Fund, Pilgrim Baxter or one of its agents determines, in its sole discretion, that a shareholder's short-term trading activity is excessive, it may, in its discretion, reject any additional purchase and exchange orders. In addition, short-term exchanges may be subject to a redemption fee. See "Policy Regarding Excessive or Short-Term Trading" on page 118 for details of the Trust's trading guidelines and redemption fee.

To open an account
IN WRITING
Complete the application.
Mail your completed application
and a check to:
PBHG Funds
P.O. Box 219534
Kansas City, Missouri  64121-9534

BY TELEPHONE
Call us at 1-800-433-0051 to receive an account application and receive an account number.

WIRE
Have your bank send your investment to:
o United Missouri Bank of Kansas City,N.A.
o ABA # 10-10-00695
o Account # 98705-23469
o Fund name
o Your name
o Your Social Security or tax ID number
o Your account number

Return the account application.

BY AUTOMATED CLEARING HOUSE (ACH)
Currently you may not open an account through ACH

VIA THE INTERNET
o Visit the PBHG Funds website at http://www.pbhgfunds.com.
o Enter the "Open An Account" screen and follow the instructions.

To add to an account

FILL OUT AN INVESTMENT SLIP:
Mail the slip and the check to:
PBHG Funds
P.O. Box 219534
Kansas City, Missouri  64121-9534


WIRE
Have your bank send your investment to:
o United Missouri Bank of Kansas City, N.A.
o ABA # 10-10-00695
o Account # 98705-23469
o Fund name
o Your name
o Your Social Security or tax ID number
o Your account number

BY AUTOMATED CLEARING HOUSE (ACH)
o Complete the bank information section on the account application.
o Attach a voided check or deposit slip to the account application.
o The maximum purchase allowed through ACH is $100,000 and this option must be established on your account 15 days prior to initiating a transaction.

VIA THE INTERNET
o Complete the bank information section on the account application.
o Enter the "My Account" section of the website and follow the instructions for purchasing shares.

TO SELL SHARES

BY MAIL
Write a letter of instruction that includes:
o your name(s) and signature(s)
o your account number
o the Fund name
o the dollar amount your wish to sell
o how and where to send the proceeds

If required, obtain a medallion signature guarantee (see "Selling Shares") Mail your request to:
PBHG Funds
P.O. Box 219534
Kansas City, Missouri 64121-9534

SYSTEMATIC WITHDRAW PLAN
Permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account.

o Complete the applicable section on the account application.

Note:  You must maintain a minimum account balance of $5,000 or more.

CHECK WRITING
Check Writing is offered to shareholders of the Cash Reserves Fund. If you have an account balance of $5,000 or more, you may establish this option on your account. You may redeem shares by writing checks on your account for $250 or more. To establish Check Writing on your account, call 1-800-433-0051 and request a Signature Card.

BY TELEPHONE
Sales orders may be placed by telephone provided this option was selected on your account application. Please call 1-800-433-0051.
Note: Persons under age 59 1/2 may only make sales from IRA accounts in writing, not by telephone.

ACH
o Complete the bank information section on the account application.

o Attach a voided check or deposit slip to the account application.

Persons under age 59 1/2 may only make sales from IRA accounts in writing, not by telephone.

WIRE
Sale proceeds may be wired at your request. Be sure PBHG Funds has your wire instructions on file.

There is a $10 charge for each wire sent by the Fund.

VIA THE INTERNET
o Enter the "My Account" section of the website and follow the instructions for redeeming shares.

DISTRIBUTION AND TAXES

Except for Heitman REIT Fund, Dwight Intermediate Fixed Income Fund, IRA Capital Preservation Fund and Cash Reserves Fund, each Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. Heitman REIT Fund pays shareholders dividends from its net investment income quarterly and distributions from its net realized capital gains once a year, if available. Dwight Intermediate Fixed Income Fund, IRA Capital Preservation Fund and Cash Reserves Fund declare dividends daily and pay shareholders dividends from their net investment income monthly. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.

To maintain a stable NAV, the IRA Capital Preservation Fund may have to declare and pay dividends in amounts that are not equal to the amount of net investment income it actually earns. This may cause the Fund to take some or all of the following actions:

o If the Fund distributes more money than it actually earned through its investments, it may have to make a distribution that may be considered a return of capital;

o If the income the Fund receives exceeds the amount of dividends distributed, the Fund may have to distribute that excess income to shareholders and declare a reverse split of its shares;

o The Fund may split its shares when it distributes its net capital gains. Share splits or reverse share splits will cause the number of shares owned by shareholders to increase or decrease while allowing the NAV of the Fund to remain stable.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are generally taxed at the ordinary income rate. However, distributions of qualified dividend income and of long-term capital gains are taxable at lower rates. The current qualified dividend income and long-term capital gains tax rates are provided in the table below.

A sale or exchange of a Fund may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (1) Short-term capital gains will apply if you sell or exchange a Fund up to 12 months after buying it; (2) Long-term capital gains will apply to Funds sold or exchanged after 12 months. The table below describes the tax rates for each.

TAXES ON TRANSACTIONS
The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXABILITY OF DISTRIBUTIONS TO INDIVIDUALS AND OTHER NONCORPORATE SHAREHOLDERS

 Type of                             Tax rate for         Tax rate for brackets
 Distribution                     15% bracket and lower      higher than 15%

 Dividends Generally              Ordinary income rate    Ordinary income rate
 Qualified Dividends                       5%                      15%
 Short-term
   Capital Gains                    Ordinary income       Ordinary income rate
 Long-term
   Capital Gains                           5%                      15%


DISTRIBUTION ARRANGEMENTS

PBHG Funds has four classes of shares, one of which, PBHG Class, is offered by this prospectus. PBHG Class has the same rights and privileges as the other share classes of PBHG Funds, except (i) each Class is subject to different sales charges (loads); (ii) each class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940; (iii) each class is subject to different service fees, which, if applicable, are paid pursuant to a Service Plan that may or may not be adopted under Rule 12b-1 of the Investment Company Act of 1940; (iv) exchanges are not permitted between the various share classes but only among the same class; and (iv) PBHG Class shares may have exclusive voting rights with respect to matters affecting only that class.

PBHG FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

[OBJECT OMITTED]

FINANCIAL HIGHLIGHTS

A Fund's financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all Fund distributions. PricewaterhouseCoopers LLP has audited the information contained in these financial highlights. Its report and the Fund's financial statements are included in the Fund's Annual Report to Shareholders, which is available, free of charge, upon request.

The Clipper Focus, Analytic Disciplined Equity, Heitman REIT and IRA Capital Preservation Funds acquired the assets of its predecessor Fund, as noted under Fund Summaries, in a tax-free exchange by issuing new shares. This transaction was effective as of the close of business on December 14, 2001 for the Clipper Focus and Heitman REIT Funds and effective as of the close of business on January 11, 2002 for the Analytic Disciplined Equity and IRA Capital Preservation Funds. None of the Funds had any assets prior to the acquisition. Consequently, the information presented for each Fund prior to the acquisition date represents the financial history of its corresponding predecessor fund.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD FOR THE YEARS OR PERIODS ENDED MARCH 31, (UNLESS OTHERWISE NOTED)



                         Net                         Realized and
                        Asset                         Unrealized                            Distributions          Distributions
                        Value            Net           Gains or              Total            from Net                 from
                      Beginning      Investment        (Losses)              from            Investment               Capital
                      of Period         Loss         on Securities        Operations           Income                  Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG EMERGING GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                   $7.94       $(0.16) 1         $ 4.88               $  4.72             --                       --
  2003                   14.23        (0.14)            (6.15)                (6.29)            --                       --
  2002                   15.96        (0.17) 1          (1.56)                (1.73)            --                       --
  2001                   40.00        (0.10) 1         (21.81)               (21.91)            --                   $(2.13)
  2000                   20.61        (0.21) 1          20.76                 20.55             --                    (1.16)

----------------------------------------------------------------------------------------------------------------------------------
PBHG GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                  $13.90       $(0.20) 1         $ 4.64               $  4.44             --                       --
  2003                   18.94        (0.17) 1          (4.87)                (5.04)            --                       --
  2002                   21.74        (0.20) 1          (2.60)                (2.80)            --                       --
  2001                   58.73        (0.20) 1         (30.53)               (30.73)            --                   $(6.26)
  2000                   24.51        (0.33) 1          36.14                 35.81             --                    (1.59)


----------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP 20 FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                  $11.35       $(0.17) 1         $ 3.94               $  3.77             --                       --
  2003                   15.15        (0.09) 1          (3.71)                (3.80)            --                       --
  2002                   17.81        (0.11) 1          (2.55)                (2.66)            --                       --
  2001                   44.34        (0.12) 1         (22.04)               (22.16)            --                   $(4.37)
  2000                   24.10        (0.25) 1          26.26                 26.01             --                    (5.77)




                                            Net                             Net                                Ratio of Net
                                           Asset                          Assets             Ratio             Investment
                                           Value                            End           of Expenses             Loss
                          Total             End           Total          of Period        to Average           to Average
                      Distributions      of Period       Return            (000)          Net Assets           Net Assets
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
PBHG EMERGING GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --            $12.66         59.45%          $  278,178         1.40%                (1.30)%
  2003                      --              7.94        (44.20)%            201,460         1.55%                (1.44)%
  2002                      --             14.23        (10.84)%            408,161         1.39%                (1.06)%
  2001                  $(2.13)            15.96        (56.95)%            538,294         1.26%                (0.33)%
  2000                   (1.16)            40.00        101.33%           1,336,938         1.24%                (0.76)%


---------------------------------------------------------------------------------------------------------------------------------
PBHG GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --            $18.34         31.94%          $  986,917         1.38%                (1.16)%
  2003                      --             13.90        (26.61)%          1,118,887         1.42%                (1.12)%
  2002                      --             18.94        (12.88)%          1,925,422         1.33%                (0.95)%
  2001                  $(6.26)            21.74        (56.57)%          2,883,036         1.25%                (0.46)%
  2000                   (1.59)            58.73        148.57%           6,465,234         1.23%                (0.90)%


---------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP 20 FUND
---------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --            $15.12         33.22%          $  217,059         1.46%                (1.24)%
  2003                      --             11.35        (25.08)%            209,192         1.48%                (0.74)%
  2002                      --             15.15        (14.94)%            333,115         1.36%                (0.66)%
  2001                  $(4.37)            17.81        (53.84)%            501,921         1.23%                (0.34)%
  2000                   (5.77)            44.34        117.88%           1,083,460         1.23%                (0.82)%



                              Ratio               Ratio of Net
                           of Expenses           Investment Loss
                           to Average              to Average
                           Net Assets              Net Assets
                           (Excluding              (Excluding
                            Waivers,                Waivers,
                            Expenses                Expenses
                            Borne by                Borne by
                             Adviser               Adviser and       Portfolio
                           and Expense               Expense         Turnover
                          Reduction)12           Reduction)12        Rate
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PBHG EMERGING GROWTH FUND
--------------------------------------------------------------------------------
  PBHG CLASS
  2004                        1.41%                  (1.31)%            96.38%
  2003                        1.55%                  (1.44)%           218.32%
  2002                        1.39%                  (1.07)%           150.95%
  2001                        1.26%                  (0.33)%            89.91%
  2000                        1.24%                  (0.76)%           141.81%


--------------------------------------------------------------------------------
PBHG GROWTH FUND
--------------------------------------------------------------------------------
  PBHG CLASS
  2004                        1.39%                  (1.17)%           163.61%
  2003                        1.42%                  (1.12)%           167.87%
  2002                        1.33%                  (0.96)%           170.67%
  2001                        1.25%                  (0.46)%           104.48%
  2000                        1.23%                  (0.90)%           107.73%


--------------------------------------------------------------------------------
PBHG LARGE CAP 20 FUND
--------------------------------------------------------------------------------
  PBHG CLASS
  2004                        1.47%                  (1.25)%            73.65%
  2003                        1.48%                  (0.74)%           156.30%
  2002                        1.36%                  (0.67)%           152.53%
  2001                        1.23%                  (0.34)%           142.46%
  2000                        1.23%                  (0.82)%           147.35%



The accompanying notes are an integral part of the financial statements.

PBHG FUNDS


                      Net                               Realized and
                     Asset                               Unrealized                            Distributions       Distributions
                     Value                Net             Gains or              Total            from Net              from
                   Beginning          Investment          (Losses)              from            Investment            Capital
                   of Period             Loss           on Securities        Operations           Income               Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $15.10            $(0.15) 1          $ 4.85             $  4.70                --                   --
  2003                 19.67             (0.11) 1           (4.46)              (4.57)               --                   --
  2002                 22.90             (0.14) 1           (3.09)              (3.23)               --                   --
  2001                 38.37             (0.05) 1          (13.48)             (13.53)               --               $(1.94)
  2000                 24.57             (0.23) 1           21.32               21.09                --                (7.29)


----------------------------------------------------------------------------------------------------------------------------------
PBHG SELECT GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $15.71            $(0.28) 1          $ 5.48             $  5.20                --                   --
  2003                 22.74             (0.19)             (6.84)              (7.03)               --                   --
  2002                 26.58             (0.25) 1           (3.59)              (3.84)               --                   --
  2001                 77.81             (0.24) 1          (48.55)             (48.79)               --               $(2.44)
  2000                 25.93             (0.34) 1           58.71               58.37                --                (6.49)

----------------------------------------------------------------------------------------------------------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $  8.72           $(0.14) 1          $ 5.10             $  4.96                --                   --
  2003                  13.37            (0.11) 1           (4.54)              (4.65)               --                   --
  2002                  12.08            (0.13) 1            1.42                1.29                --                   --
  2001                  19.34            (0.11) 1           (4.55)              (4.66)               --               $(2.60)
  2000                  10.54            (0.13) 1           10.18               10.05                --                (1.25)




                                             Net                                     Net                            Ratio of Net
                                            Asset                                  Assets              Ratio         Investment
                                            Value                                    End            of Expenses         Loss
                        Total                End               Total              of Period         to Average       to Average
                    Distributions         of Period           Return                (000)           Net Assets       Net Assets
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --              $19.80              31.13%          $  184,688              1.34%            (0.83)%
  2003                      --               15.10             (23.23)%            172,972              1.33%            (0.67)%
  2002                      --               19.67             (14.10)%            258,297              1.26%            (0.62)%
  2001                  $(1.94)              22.90             (36.55)%            327,689              1.18%            (0.14)%
  2000                   (7.29)              38.37              98.60%             256,965              1.17%            (0.79)%


----------------------------------------------------------------------------------------------------------------------------------
PBHG SELECT GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --              $20.91              33.10%          $  231,034              1.52%            (1.44)%
  2003                      --               15.71             (30.91)%            225,127              1.55%            (1.02)%
  2002                      --               22.74             (14.45)%            413,134              1.38%            (0.94)%
  2001                  $(2.44)              26.58             (64.23)%            662,551              1.26%            (0.43)%
  2000                   (6.49)              77.81             240.82%           1,691,298              1.18%            (0.68)%


----------------------------------------------------------------------------------------------------------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --              $13.68              56.88%          $   69,838              1.50%            (1.14)%
  2003                      --                8.72             (34.78)%             57,738              1.50%            (1.09)%
  2002                      --               13.37              10.68%              86,243              1.50%            (0.96)%
  2001                  $(2.60)              12.08             (27.04)%             76,331              1.50%            (0.63)%
  2000                   (1.25)              19.34              99.74%              75,225              1.50%            (0.93)%



                         Ratio           Ratio of Net
                      of Expenses       Investment Loss
                      to Average          to Average
                      Net Assets          Net Assets
                      (Excluding          (Excluding
                       Waivers,            Waivers,
                       Expenses            Expenses
                         Borne             Borne by
                      by Adviser          Adviser and         Portfolio
                      and Expense           Expense           Turnover
                     Reduction)12       Reduction)12          Rate
--------------------------------------------------------------------------
--------------------------------------------------------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------------------------------------------------------
  PBHG CLASS
  2004                   1.35%               (0.84)%             63.17%
  2003                   1.33%               (0.67)%            124.58%
  2002                   1.26%               (0.63)%            148.93%
  2001                   1.18%               (0.14)%            146.18%
  2000                   1.17%               (0.79)%            184.36%


----------------------------------------------------------------------------
PBHG SELECT GROWTH FUND
----------------------------------------------------------------------------
  PBHG CLASS
  2004                   1.53%               (1.45)%            179.85%
  2003                   1.55%               (1.02)%            381.73%
  2002                   1.38%               (0.95)%            301.58%
  2001                   1.26%               (0.43)%            157.72%
  2000                   1.18%               (0.68)%            200.56%


----------------------------------------------------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
----------------------------------------------------------------------------
  PBHG CLASS
  2004                   1.60%               (1.24)%             96.80%
  2003                   1.57%               (1.16)%            113.26%
  2002                   1.52%               (0.97)%            118.88%
  2001                   1.50%               (0.63)%            143.04%
  2000                   1.55%               (0.98)%            240.55%



The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period
For the Years or Periods Ended March 31, (unless otherwise noted)


                     Net                                Realized and
                    Asset                 Net            Unrealized                             Distributions        Distributions
                    Value             Investment          Gains or              Total             from Net               from
                  Beginning             Income            (Losses)              from             Investment             Capital
                  of Period             (Loss)          on Securities        Operations            Income                Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004               $ 7.35             $ 0.05  1         $  2.48             $  2.53              $(0.04)                 --
  2003                10.42               0.06              (3.06)              (3.00)              (0.07)                 --
  2002 2              10.33               0.02               0.07                0.09                  --                  --
  2001 3              11.09               0.07              (0.76)              (0.69)              (0.07)                 --
  2000 3              12.31               0.06              (1.20)              (1.14)              (0.06)             $(0.02)
  1999 3              10.90               0.10               2.06                2.16               (0.10)              (0.65)


----------------------------------------------------------------------------------------------------------------------------------
PBHG FOCUSED FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004               $12.01             $(0.02) 1         $  5.20             $  5.18                  --                  --
  2003                16.20              (0.02)             (4.17)              (4.19)                 --                  --
  2002                17.41              (0.04) 1           (1.03)              (1.07)             $(0.06)             $(0.08)
  2001                18.51               0.07  1           (0.74)              (0.67)                 --               (0.43)
  2000                10.46              (0.01) 1            8.93                8.92                  --               (0.87)


----------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004               $ 9.50             $ 0.15 1          $  2.43             $  2.58              $(0.15)                 --
  2003                13.34               0.13 1            (3.82)              (3.69)              (0.15)                 --
  2002                13.90               0.03 1            (0.57)              (0.54)              (0.02)                 --
  2001                11.97               0.21 1             2.21                2.42               (0.08)             $(0.41)
  2000                13.85               0.12               1.78                1.90               (0.08)              (3.70)




                                                                                                                     Ratio of Net
                                           Net                                   Net                                  Investment
                                          Asset                                Assets                Ratio              Income
                                          Value                                  End              of Expenses           (Loss)
                       Total               End               Total            of Period           to Average          to Average
                   Distributions        of Period           Return              (000)             Net Assets          Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                 $(0.04)            $  9.84            34.50%           $ 65,668               1.24%                0.59%
  2003                  (0.07)               7.35           (28.83)%            53,983               1.19%                0.62%
  2002 2                   --               10.42             0.89%+           101,615               0.99%*               0.63%*
  2001 3                (0.07)              10.33            (6.22)%            95,031               0.99%                0.64%
  2000 3                (0.08)              11.09            (9.33)%           118,545               0.97%                0.53%
  1999 3                (0.75)              12.31            20.06%            145,185               0.99%                1.08%


-----------------------------------------------------------------------------------------------------------------------------------
PBHG FOCUSED FUND
-----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                     --              $17.19            43.13%           $ 26,574               1.50%               (0.15)%
  2003                     --               12.01           (25.86)%            23,293               1.50%               (0.23)%
  2002                 $(0.14)              16.20            (6.18)%            34,675               1.37%               (0.24)%
  2001                  (0.43)              17.41            (3.59)%            58,724               1.34%                0.37%
  2000                  (0.87)              18.51            89.17%             22,556               1.50%               (0.10)%


-----------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP FUND
-----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                 $(0.15)             $11.93            27.20%           $214,710               1.20%                1.34%
  2003                  (0.15)               9.50           (27.73)%           283,989               1.20%                1.18%
  2002                  (0.02)              13.34            (3.86)%           524,236               1.14%                0.24%
  2001                  (0.49)              13.90            20.42%            425,414               1.16%                0.91%
  2000                  (3.78)              11.97            14.25%             32,922               1.11%                0.71%



                     Ratio           Ratio of Net
                  of Expenses         Investment
                  to Average         Income (Loss)
                  Net Assets          to Average
                  (Excluding          Net Assets
                   Waivers,           (Excluding
                   Expenses        Waivers, Expenses
                     Borne             Borne by
                  by Adviser          Adviser and         Portfolio
                  and Expense           Expense           Turnover
                 Reduction)12        Reduction)12         Rate
--------------------------------------------------------------------
--------------------------------------------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------------------------------------------
  PBHG CLASS
  2004              1.25%                0.58%             267.41%
  2003              1.31%                0.50%             212.69%
  2002 2            1.33%*               0.29%*             65.99%+
  2001 3            1.09%                0.54%             229.00%
  2000 3            0.97%                0.53%             270.00%
  1999 3            1.11%                0.96%             261.00%


--------------------------------------------------------------------
PBHG FOCUSED FUND
--------------------------------------------------------------------
  PBHG CLASS
  2004              1.54%               (0.19)%            240.63%
  2003              1.50%               (0.23)%            281.70%
  2002              1.37%               (0.25)%            433.98%
  2001              1.34%                0.37%             404.36%
  2000              1.55%               (0.15)%            853.36%


--------------------------------------------------------------------
PBHG LARGE CAP FUND
--------------------------------------------------------------------
  PBHG CLASS
  2004              1.21%                1.33%             252.96%
  2003              1.20%                1.18%             428.30%
  2002              1.14%                0.24%             947.66%
  2001              1.16%                0.91%            1184.89%
  2000              1.11%                0.71%            1018.03%



The accompanying notes are an integral part of the financial statements.

PBHG FUNDS


                      Net                              Realized and
                     Asset                 Net          Unrealized                             Distributions        Distributions
                     Value             Investment        Gains or              Total             from Net               from
                   Beginning             Income          (Losses)              from             Investment             Capital
                   of Period             (Loss)        on Securities        Operations            Income                Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG MID-CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $12.29            $(0.07) 1          $ 5.71              $ 5.64                --                 --
  2003                 15.74             (0.04) 1           (3.41)              (3.45)               --                 --
  2002                 14.44             (0.02) 1            1.32                1.30                --                 --
  2001                 13.82              0.09  1            1.20                1.29            $(0.03)            $(0.64)
  2000                 15.09             (0.02) 1            5.03                5.01                --              (6.28)


----------------------------------------------------------------------------------------------------------------------------------
PBHG SMALL CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $13.27            $(0.15) 1          $ 7.17              $ 7.02                --                 --
  2003                 20.65             (0.13) 1           (7.25)              (7.38)               --                 --
  2002                 18.48             (0.14) 1            2.31                2.17                --                 --
  2001                 18.75             (0.02) 1            0.58                0.56                --             $(0.83)
  2000                 11.38             (0.08) 1            7.45                7.37                --                 --


----------------------------------------------------------------------------------------------------------------------------------
CLIPPER FOCUS FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $11.84            $ 0.05 1           $ 4.07              $ 4.12            $(0.06)            $(0.02)
  2003                 16.40              0.14              (4.31)              (4.17)            (0.15)             (0.24)
  2002 4               15.92              0.20               2.34                2.54             (0.14)             (1.92)
  2001 5               10.87              0.21               5.49                5.70             (0.21)             (0.44)
  2000 5               12.19              0.16              (1.18)              (1.02)            (0.16)             (0.14)
  1999 5,6             10.00              0.05               2.18                2.23             (0.04)                --




                                                                                                                    Ratio of Net
                                             Net                                   Net                              Investment
                                            Asset                                Assets              Ratio            Income
                                            Value                                  End            of Expenses         (Loss)
                         Total               End              Total             of Period         to Average        to Average
                     Distributions        of Period          Return               (000)           Net Assets        Net Assets
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG MID-CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                     --              $17.93            45.89%          $  452,530              1.37%            (0.47)%
  2003                     --               12.29           (21.92)%            288,030              1.40%            (0.33)%
  2002                     --               15.74             9.00%             464,987              1.32%            (0.15)%
  2001                 $(0.67)              14.44             9.43%             231,117              1.35%             0.40%
  2000                  (6.28)              13.82            42.21%              60,690              1.44%            (0.15)%


----------------------------------------------------------------------------------------------------------------------------------
PBHG SMALL CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                     --              $20.29            52.90%          $  102,497              1.50%            (0.84)%
  2003                     --               13.27           (35.74)%            102,497              1.50%            (0.83)%
  2002                     --               20.65            11.74%             290,007              1.48%            (0.72)%
  2001                 $(0.83)              18.48             2.99%             251,994              1.49%            (0.09)%
  2000                     --               18.75            64.76%              92,634              1.50%            (0.56)%


----------------------------------------------------------------------------------------------------------------------------------
CLIPPER FOCUS FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                 $(0.08)             $15.88            34.82%          $1,128,195              1.48%             0.36%
  2003                  (0.39)              11.84           (25.73)%            647,508              1.45%             1.00%
  2002 4                (2.06)              16.40            17.48%+            621,735              1.40%*            1.26%*
  2001 5                (0.65)              15.92            53.22%             272,069              1.40%             1.41%
  2000 5                (0.30)              10.87            (8.39)%             84,226              1.40%             1.47%
  1999 5,6              (0.04)              12.19            22.33%+             64,135              1.40%*            1.05%*



                         Ratio                 Ratio of Net
                      of Expenses               Investment
                      to Average               Income (Loss)
                      Net Assets                to Average
                      (Excluding                Net Assets
                       Waivers,                 (Excluding
                       Expenses              Waivers, Expenses
                         Borne                   Borne by
                      by Adviser                Adviser and               Portfolio
                      and Expense                 Expense                 Turnover
                     Reduction)12              Reduction)12               Rate
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
PBHG MID-CAP FUND
-------------------------------------------------------------------------------------
  PBHG CLASS
  2004                  1.38%                     (0.48)%                 143.80%
  2003                  1.40%                     (0.33)%                 195.22%
  2002                  1.32%                     (0.15)%                 236.85%
  2001                  1.35%                      0.40%                  248.10%
  2000                  1.44%                     (0.15)%                 742.57%


------------------------------------------------------------------------------------
PBHG SMALL CAP FUND
------------------------------------------------------------------------------------
  PBHG CLASS
  2004                  1.56%                     (0.90)%                 116.57%
  2003                  1.59%                     (0.92)%                 115.44%
  2002                  1.48%                     (0.72)%                 144.85%
  2001                  1.49%                     (0.09)%                 177.69%
  2000                  1.58%                     (0.64)%                 352.85%


------------------------------------------------------------------------------------
CLIPPER FOCUS FUND
------------------------------------------------------------------------------------
  PBHG CLASS
  2004                  1.49%                      0.35%                   24.31%
  2003                  1.52%                      0.93%                   50.05%
  2002 4                1.44%*                     1.23%*                  39.02%+
  2001 5                1.41%                      1.40%                  111.00%
  2000 5                1.47%                      1.40%                   54.00%
  1999 5,6              2.08%*                     0.37%*                  22.00%+



The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

---------------------------------
For a Share Outstanding Throughout Each Period
For the Years or Periods Ended March 31, (unless otherwise noted)


                     Net                              Realized and
                    Asset               Net            Unrealized                            Distributions       Distributions
                    Value           Investment          Gains or              Total            from Net              from
                  Beginning           Income            (Losses)              from            Investment            Capital
                  of Period           (Loss)          on Securities        Operations           Income               Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
TS&W SMALL CAP VALUE FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004^              $16.12           $(0.05) 1          $ 4.89              $ 4.84                 --             $(0.16)

----------------------------------------------------------------------------------------------------------------------------------
HEITMAN REIT FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004               $ 8.06           $ 0.31 1           $ 3.80              $ 4.11             $(0.34)            $(0.12)
  2003                 9.58             0.30 1            (0.87)              (0.57)             (0.31)             (0.61)
  2002                 8.78             0.09               0.80                0.89              (0.09)                --
  2001 3,7             9.56             0.47               0.46                0.93              (0.45)             (1.21)
  2000 3               8.04             0.36               1.60                1.96              (0.36)                --
  1999 3               8.62             0.43              (0.54)              (0.11)             (0.47)                --




                                                           Net                                    Net
                                                          Asset                                 Assets              Ratio
                   Return                                 Value                                   End            of Expenses
                     of                Total               End              Total              of Period         to Average
                   Capital         Distributions        of Period          Return                (000)           Net Assets
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
TS&W SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004^               --               $(0.16)           $20.80            30.16%+           $ 25,553              1.50%*


---------------------------------------------------------------------------------------------------------------------------------
HEITMAN REIT FUND
---------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004            $(0.05) 8            $(0.51)           $11.66            52.08%            $133,980              1.30%
  2003             (0.03) 8             (0.95)             8.06            (5.73)%             70,039              1.27%
  2002                --                (0.09)             9.58            10.11%+             76,679              1.36%*
  2001 3,7         (0.05) 8             (1.71)             8.78            10.41%              61,378              1.14%
  2000 3           (0.08) 8             (0.44)             9.56            24.90%              75,013              1.36%
  1999 3              --                (0.47)             8.04            (1.16)%             65,767              1.25%



                                              Ratio                 Ratio of Net
                                           of Expenses               Investment
                                           to Average               Income (Loss)
                                           Net Assets                to Average
                                           (Excluding                Net Assets
                      Ratio of Net          Waivers,                 (Excluding
                       Investment           Expenses                  Waivers,
                         Income               Borne                Expenses Borne
                         (Loss)            by Adviser                by Advisers               Portfolio
                       to Average          and Expense               and Expense               Turnover
                       Net Assets         Reduction)12             Reduction)12                Rate
--------------------------------------------------------------------------------------------------------
TS&W SMALL CAP VALUE FUND
--------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004^                 (0.42)%*             1.73%*                  (0.65)%*                  27.33%+

---------------------------------------------------------------------------------------------------------
HEITMAN REIT FUND
---------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                   3.15%               1.31%                    3.14%                    78.20%
  2003                   3.42%               1.33%                    3.36%                   110.81%
  2002                   4.20%*              1.47%*                   4.09%*                   25.08%+
  2001 3,7               4.57%               1.14%                    4.57%                   139.00%
  2000 3                 4.14%               1.36%                    4.14%                    76.00%
  1999 3                 5.12%               1.25%                    5.12%                    49.00%



The accompanying notes are an integral part of the financial statements.

PBHG FUNDS


                    Net                                              Realized and
                   Asset                Net                           Unrealized                         Distributions
                   Value            Investment                         Gains or            Total           from Net
                 Beginning            Income        Redemption         (Losses)            from           Investment
                 of Period            (Loss)           Fees          on Securities      Operations          Income
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
---------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004              $ 7.31            $(0.14) 1          --              $ 3.60           $  3.46               --
 2003               14.79             (0.11) 1          --               (7.37)            (7.48)              --
 2002               19.70             (0.21) 1          --               (4.70)            (4.91)              --
 2001               85.02             (0.46) 1          --              (59.61)           (60.07)              --
 2000               27.59             (0.54) 1          --               62.84             62.30               --


---------------------------------------------------------------------------------------------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
---------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004 ^^           $10.00            $ 0.23 1           --              $ 0.38           $  0.61           $(0.23)


---------------------------------------------------------------------------------------------------------------------------
 PBHG IRA CAPITAL PRESERVATION FUND
---------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004              $10.00            $ 0.29 1           --              $ 0.04           $  0.33           $(0.29)
 2003               10.00              0.39             --                0.04              0.43            (0.43)
 2002 9             10.00              0.20             --                  --              0.20            (0.20)
 2001 10            10.00              0.61          $0.01                  --              0.62            (0.62)
 2000 10            10.00              0.65           0.01                  --              0.66            (0.66)
 1999 10,11         10.00              0.11             --                  --              0.11            (0.11)




                                                                                              Net
                 Distributions                                                               Asset
                     from             Return                              Reverse            Value
                    Capital             of               Total             Stock              End              Total
                     Gains            Capital        Distributions         Split            of Period          Return
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
----------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004                    --              --                 --               --              $10.77            47.33%
 2003                    --              --                 --               --                7.31           (50.57)%
 2002                    --              --                 --               --               14.79           (24.92)%
 2001                $(5.25)             --             $(5.25)              --               19.70           (74.20)%
 2000                 (4.87)             --              (4.87)              --               85.02           233.99%


----------------------------------------------------------------------------------------------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
----------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004 ^^             $(0.08)             --             $(0.31)              --              $10.30             6.19%+


----------------------------------------------------------------------------------------------------------------------------
 PBHG IRA CAPITAL PRESERVATION FUND
----------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004                    --          $(0.04)            $(0.33)              --              $10.00             3.38%
 2003                    --              --              (0.43)              --               10.00             4.38%
 2002 9              $(0.04)             --              (0.24)           $0.04               10.00             1.98%+
 2001 10                 --              --              (0.62)              --               10.00             6.34%
 2000 10                 --              --              (0.66)              --               10.00             6.80%
 1999 10,11              --              --              (0.11)              --               10.00             1.12%+



                                                                                Ratio            Ratio of Net
                                                                             of Expenses          Investment
                                                                             to Average          Income (Loss)
                                                                             Net Assets           to Average
                                                            Ratio            (Excluding           Net Assets
                                                           of  Net            Waivers,        (Excluding Waivers,
                       Net                               Investment        Expenses Borne       Expenses Borne
                     Assets              Ratio             Income            by Adviser,          by Adviser,
                       End            of Expenses          (Loss)          Reimbursements       Reimbursements          Portfolio
                    of Period         to Average         to Average          and Expense          and Expense           Turnover
                      (000)           Net Assets         Net Assets         Reduction)12        Reduction)12            Rate
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-----------------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004              $  314,112            1.66%             (1.40)%              1.67%              (1.41)%               135.24%
 2003                 262,244            1.54%             (1.24)%              1.54%              (1.24)%               261.67%
 2002                 581,091            1.39%             (1.17)%              1.39%              (1.19)%               185.33%
 2001                 920,965            1.25%             (0.81)%              1.25%              (0.81)%               291.41%
 2000               3,843,946            1.19%             (0.96)%              1.19%              (0.96)%               362.38%


----------------------------------------------------------------------------------------------------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004 ^^           $    6,377            0.85%*             3.33%*              2.36%*              1.82%*               258.83%+


----------------------------------------------------------------------------------------------------------------------------------
 PBHG IRA CAPITAL PRESERVATION FUND
----------------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004              $1,424,238            1.00%              2.87%               1.30%               2.57%                257.21%
 2003               1,192,971            1.00%              3.65%               1.34%               3.31%                222.67%
 2002 9              518,004            1.00%*             4.67%*              1.32%*              4.35%*               116.91%+
 2001 10               71,298            1.00%              5.97%               1.62%               5.35%                196.00%
 2000 10               24,065            1.03%              6.53%               1.84%               5.69%                 72.00%
 1999 10,11               867            1.00%*             6.67%*             46.23%*            (38.56)%*              137.00%+



The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

FINANCIAL HIGHLIGHTS -- Concluded
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period
For the Years or Periods Ended March 31, (unless otherwise noted)


                     Net                           Realized and
                    Asset                           Unrealized                      Distributions      Distributions
                    Value               Net          Gains or           Total         from Net             from         Return
                  Beginning         Investment       (Losses)           from         Investment           Capital         of
                  of Period           Income       on Securities     Operations        Income              Gains       Capital
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
PBHG CASH RESERVES FUND
------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004              $1.00                -- 1          --                 --                --              --            --
  2003               1.00             $0.01            --               $0.01          $ (0.01)             --            --
  2002               1.00              0.03            --                0.03            (0.03)             --            --
  2001               1.00              0.06            --                0.06            (0.06)             --            --
  2000               1.00              0.05            --                0.05            (0.05)             --            --




                                           Net                                     Net                               Ratio of Net
                                          Asset                                  Assets              Ratio            Investment
                                          Value                                    End            of Expenses           Income
                      Total                End               Total              of Period         to Average          to Average
                  Distributions         of Period           Return                (000)           Net Assets          Net Assets
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG CASH RESERVES FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                     --             $1.00               0.32%            $ 53,905              0.88%                0.32%
  2003                 $(0.01)             1.00               0.94%              94,459              0.75%                0.93%
  2002                  (0.03)             1.00               2.55%             107,513              0.59%                2.92%
  2001                  (0.06)             1.00               5.98%             525,463              0.52%                5.78%
  2000                  (0.05)             1.00               4.81%             579,458              0.69%                4.78%



                        Ratio                  Ratio of Net
                     of Expenses                Investment
                      to Average                  Income
                      Net Assets                to Average
                      (Excluding                Net Assets
                       Waivers,                 (Excluding
                       Expenses              Waivers, Expenses
                         Borne                   Borne by
                      by Adviser,                Adviser,
                     Reimbursements            Reimbursements and
                     and Expense                  Expense
                      Reduction)12              Reduction)12
--------------------------------------------------------------
--------------------------------------------------------------
PBHG CASH RESERVES FUND
--------------------------------------------------------------
  PBHG CLASS
  2004                  0.89%                     0.31%
  2003                  0.75%                     0.93%
  2002                  0.59%                     2.91%
  2001                  0.52%                     5.78%
  2000                  0.69%                     4.78%


*    Annualized

+    Total return and portfolio turnover have not been annualized.

^    The TS&W Small Cap Value Fund commenced operations on July 25, 2003.

^^ The Dwight Intermediate Fixed Income Fund commenced operations on July 31, 2003.

1    Per share calculations were performed using average shares for the period.

2 On January 11, 2002, the Analytic Disciplined Equity Fund acquired the assets of the Analytic Enhanced Equity Fund. The operations of the Analytic Disciplined Equity Fund prior to the acquisition were those of the predecessor fund, the Analytic Enhanced Equity Fund. The Enhanced Equity Fund was a series of the UAM Funds, Inc. II.

3    For the year ended December 31.

4 On December 14, 2001, the Clipper Focus Fund acquired the assets of the Clipper Focus Portfolio. The operations of the Clipper Focus Fund prior to the acquisition were those of the predecessor fund, the Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust.

5    For the year or period ended April 30.

6    The Clipper Focus Fund commenced operations on September 10, 1998.

7 On December 14, 2001, the Heitman REIT Fund acquired the assets of the Heitman Real Estate Portfolio. The operations of the Heitman REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust.

8 Historically, the Heitman REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.

9 On January 11, 2002, the PBHG IRA Capital Preservation Fund acquired the assets of the IRA Capital Preservation Portfolio. The operations of the PBHG IRA Capital Preservation Fund prior to the acquisition were those of the predecessor fund, the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM Funds Trust.

10   For the year or period ended October 31.

11   The PBHG IRA Capital Preservation Fund commenced operations on August 31,
     1999.

12 The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations. The Adviser has agreed to pay for these expenses on behalf of the Fund. These expenses make up the expenses borne Adviser line item on the Statements of Operations. If the Adviser did not pay the expenses, the expenses for the portfolios would have been higher than what is referred to in the tables.

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

FOR MORE INFORMATION

PBHG FUNDS

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more information about the Funds and is incorporated into this Prospectus by reference.


ANNUAL/SEMI-ANNUAL REPORTS
Provides financial and performance information about the Funds and their investments and a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year or half-year.

TO OBTAIN THE SAI, ANNUAL/SEMI-ANNUAL REPORTS OR OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE
Call 1-800-433-0051

BY MAIL
PBHG Funds
P.O. Box 219534
Kansas City, MO 64121-9534

VIA THE INTERNET
www.pbhgfunds.com

Reports and other information about PBHG Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about PBHG Funds are also available on the EDGAR database on the SEC's Internet site at HTTP://WWW.SEC.GOV and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at PUBLICINFO@SEC.GOV.

Beginning no later than August 31, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 will be available without charge (i) on the PBHG Funds website at WWW.PBHGFUNDS.COM; (2) by calling 800-433-0051; and (iii) on the Commission's website at WWW.SEC.GOV. The PBHG Funds has adopted a Code of Ethical Conduct pursuant to section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this Code of Conduct upon request by calling 800-433-0051 or by visiting the Securities Exchange Commission website at www.sec.gov.

INVESTMENT ADVISER
Pilgrim Baxter & Associates, Ltd.

DISTRIBUTOR
PBHG Fund Distributors

SEC FILE NUMBER 811-04391

PBHG Pro -- 9/04

         Protecting Your Personal Information

The PBHG Funds has adopted a privacy policy to protect the nonpublic personal information that you provide to us. In order to establish and service your account, we collect personal information about you from information we receive on your application, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.

Restricted Use of Information
Occasionally, we may disclose this information to companies that perform services for the Funds, such as other financial institutions with whom we have joint marketing agreements, or to the Funds' proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order or regulatory inquiry. We otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. You would then be given an opportunity to "opt out" if you did not want information to be released.

Safeguards to Keep Information Secure
We utilize a number of measures to protect your confidential information. Only our employees and those of our service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We respect and value the trust you have placed in us and work diligently to preserve that relationship.


                    THIS PAGE IS NOT PART OF THE PROSPECTUS